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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting material under Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

                                  DSL.net, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transactions applies:

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(2) Aggregate number of securities to which transactions applies:

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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:
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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing and registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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

                                  DSL.NET, INC.



                                                        September 24, 2003



Dear Stockholder:

            You are invited to attend an annual meeting of stockholders of DSL.net, Inc., to be held at 10:00 a.m., Eastern Time, on October 14, 2003 at the Stamford Marriott Hotel, Two Stamford Forum, 243 Tresser Boulevard, Stamford, Connecticut 06901.

            Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you so desire, you can withdraw your proxy and vote in person at the annual meeting.

                               Cordially,

                               DAVID F. STRUWAS
                               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

                                  DSL.NET, INC.

                              545 LONG WHARF DRIVE
                               NEW HAVEN, CT 06511
                                 (203) 772-1000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

================================================================================

TO THE STOCKHOLDERS OF DSL.NET, INC.:

            NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of DSL.net, Inc., a Delaware corporation, will be held on October 14, 2003, at 10:00 a.m., Eastern Time, at the Stamford Marriott Hotel, Two Stamford Forum, 243 Tresser Boulevard, Stamford, Connecticut 06901 for the following purposes:

Proposal 1.   To elect four members of the board of directors to serve for three-year terms as Class III directors, each director to serve for such term or until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal.

Proposal 2.   To consider and act upon a proposal to approve the issuance of common stock purchase warrants to purchase up to 144,944,737 shares of DSL.net common stock as contemplated by the note and warrant purchase agreement dated as of July 18, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrants.

Proposal 3.   To consider and act upon a proposal to approve the issuance of a common stock purchase warrant to purchase up to 2,260,909 shares of DSL.net common stock to VantagePoint Venture Partners III (Q),
              L.P. in connection with a letter agreement dated as of March 5, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrant.

Proposal 4.   To approve the grant of discretionary authority to our board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of DSL.net capital stock from 420,000,000 shares up to 820,000,000 shares.

Proposal 5.   To consider and act upon proposed amendments to DSL.net's
              certificate of incorporation to amend the terms of DSL.net's
              Series X preferred stock to:

              o replace the full ratchet anti-dilution adjustment mechanism applicable to the Series X preferred stock with a weighted average anti-dilution mechanism;

              o exclude from the anti-dilution adjustment mechanism applicable to the Series X preferred stock certain deemed dilutive issuances of common stock; and

              o extend the redemption date for the Series X preferred stock from January 1, 2005 to July 18, 2006.

Proposal 6.   To consider and act upon proposed amendments to DSL.net's
              certificate of incorporation to amend the terms of DSL.net's
              Series Y preferred stock to:

              o provide that the conversion price applicable to the Series Y preferred stock from and after July 18, 2003 is $.4423, which is the conversion price that resulted from the initial issuance of warrants pursuant to the July 18, 2003 note and warrant financing;

              o replace the full ratchet anti-dilution adjustment mechanism applicable to the Series Y preferred stock with a weighted average anti-dilution mechanism;

              o exclude from the anti-dilution adjustment mechanism applicable to the Series Y preferred stock certain deemed dilutive issuances of common stock; and

              o extend the redemption date for the Series Y preferred stock from January 1, 2005 to July 18, 2006.

Proposal 7.   To consider and act upon a proposal to approve an amendment to
              DSL.net's Amended and Restated 2001 Stock Option and Incentive
              Plan to increase the number of shares of common stock reserved for issuance thereunder by 25,000,000 shares to an aggregate of 45,000,000 shares and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 3,000,000 shares to 5,000,000 shares.

Proposal 8.   To approve the grant of discretionary authority to our board of directors to amend DSL.net's certificate of incorporation to effect a reverse stock split of its common stock at a ratio within the range from one-for-two to one-for-twenty.

Proposal 9.   To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.

Proposal 10.  To transact such other business as may properly come before the annual meeting and any adjournments thereof.

            Only stockholders of record at the close of business on September 22, 2003, the record date fixed by the board of directors, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

                                              By Order of the Board of Directors

                                              Stephen Zamansky
                                              SECRETARY

New Haven, Connecticut
September 24, 2003

                                -----------------

            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL.

                                  DSL.NET, INC.
                              545 LONG WHARF DRIVE
                               NEW HAVEN, CT 06511

                                 PROXY STATEMENT
                               September 24, 2003

            This proxy statement is furnished in connection with the solicitation of proxies by DSL.net, Inc.'s board of directors for use at the annual meeting of DSL.net's stockholders to be held at the Stamford Marriott Hotel, Two Stamford Forum, 243 Tresser Boulevard, Stamford, Connecticut 06901, on October 14, 2003, at 10:00 a.m., Eastern Time, and any adjournments thereof. DSL.net's 2002 Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 2002, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the accompanying notice and form of proxy were first sent or given to stockholders on or about September 24, 2003.

RECORD DATE AND QUORUM

            The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting has been fixed by your board of directors as the close of business on September 22, 2003. As of that date, 88,426,578 shares of common stock, par value $.0005 per share, 20,000 shares of Series X preferred stock, par value $.001 per share, and 7,782 shares of Series Y preferred stock, par value $.001 per share, of DSL.net were outstanding and entitled to vote at the annual meeting. With respect to each matter submitted to a vote of such stockholders at the annual meeting, for each such share held of record at the close of business on September 22, 2003:

            o the holders of common stock are entitled to one vote per share of common stock;

            o the holders of Series X preferred stock are entitled to approximately 5,555.56 votes per share of Series X preferred stock; and

            o the holders of Series Y preferred stock are entitled to 978.5 votes per share of Series Y preferred stock.

            The presence, in person or by proxy, at the annual meeting of the holders of a majority of the voting power of the outstanding shares of DSL.net capital stock entitled to vote at the annual meeting shall constitute a quorum for action with respect to Proposals 2, 3, 4, 7, 8 and 9. The presence, in person or by proxy, at the annual meeting of the holders of a majority of the outstanding shares of DSL.net's Series X preferred stock entitled to vote at the annual meeting shall constitute a quorum for action with respect to the election of Messrs. Marver and Yagemann as Class III directors, who are directors nominated for election by the holders of shares of Series X preferred stock, voting separately as a series. The presence, in person or by proxy, at the annual meeting of the holders of a majority of the voting power of the outstanding shares of DSL.net capital stock entitled to vote at the annual meeting shall constitute a quorum for action with respect to the election of Messrs. Ehrenberg and Struwas as Class III directors. In addition, in connection with Proposal 5 to amend the terms of the Series X preferred stock in DSL.net's certificate of incorporation, the presence, in person or by proxy, at the annual meeting of a majority of each of (x) the voting power of the outstanding shares of DSL.net capital stock and (y) the outstanding shares of Series X preferred stock entitled to vote at the annual meeting shall constitute a quorum necessary for action with respect to the vote on that matter. Finally, in connection with Proposal 6 to amend the terms of the Series Y preferred stock in DSL.net's certificate of incorporation, the presence, in person or by proxy, at the annual meeting of a majority in interest of each of (x) the voting power of the outstanding shares of DSL.net capital stock and (y) the outstanding shares of Series Y preferred stock entitled to vote at the annual meeting shall constitute a quorum necessary for action with respect to the vote on that matter.

VOTES REQUIRED

            The affirmative vote of stockholders owning of record at least a plurality of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to elect David F. Struwas and Roger Ehrenberg as Class III directors.

            The affirmative vote of stockholders owning of record at least a majority of the issued and outstanding DSL.net Series X preferred stock, voting separately as a series, is required to elect James D. Marver and Michael L. Yagemann as Class III directors.

            The affirmative vote of DSL.net stockholders owning of record a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to approve the grant of discretionary authority to our board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of DSL.net capital stock from 420,000,000 shares up to 820,000,000 shares.

            The affirmative vote of DSL.net stockholders owning of record both
(i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, and (ii) a majority of the issued and outstanding Series X preferred stock, voting separately as a series, are required to approve the amendments to DSL.net's certificate of incorporation to amend the terms of the Series X preferred stock set forth in Proposal 5.

            The affirmative vote of DSL.net stockholders owning of record both
(i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, and (ii) a majority of the issued and outstanding Series Y preferred stock, voting separately as a series, are required to approve the amendments to DSL.net's certificate of incorporation to amend the terms of the Series Y preferred stock set forth in Proposal 6.

            The affirmative vote of DSL.net stockholders owning of record at least a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to approve the grant of discretionary authority to our board of directors to amend DSL.net's certificate of incorporation to effect a reverse stock split of DSL.net's common stock at a ratio within the range from one-for-two to one-for-twenty.

            The affirmative vote of DSL.net stockholders holding at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to:

            o approve the issuance of common stock purchase warrants to purchase up to 144,944,737 shares of DSL.net common stock as contemplated by the note and warrant purchase agreement dated as of July 18, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrants;

            o approve the issuance of a common stock purchase warrant to purchase 2,260,909 shares of DSL.net common stock to VantagePoint Venture Partners III (Q), L.P. in connection with the letter agreement dated March 5, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrant;

            o approve the amendment to DSL.net's Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 25,000,000 shares to an aggregate of 45,000,000 shares and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 3,000,000 shares to 5,000,000 shares; and

            o ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.

            Certain stockholders have entered into voting agreements which provide, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 4, 5 and 6 described in this proxy statement. As of the record date, those stockholders were the record owners of:

            o approximately 62.49% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock,

            o  100% of the issued and outstanding Series X preferred stock, and

            o  100% of the issued and outstanding Series Y preferred stock.

            In addition, certain stockholders have entered into a stockholders agreement which provides, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of the election of Messrs. Ehrenberg, Marver, Struwas and Yagemann as Class III directors. As of the record date, those stockholders were the record owners of:

            o approximately 64.60% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock,

            o  100% of the issued and outstanding Series X preferred stock, and

            o  100% of the issued and outstanding Series Y preferred stock.

As a result, if all of those stockholders vote as required by the voting agreements and the stockholders agreement at the annual meeting, Proposals 2, 4, 5 and 6 as described in this proxy statement will be approved and Messrs. Ehrenberg, Marver, Struwas and Yagemann will be elected Class III directors as described in this proxy statement.

            Directors and officers of DSL.net who collectively hold of record 953,909 shares of DSL.net common stock, representing approximately .46% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of Proposals 1, 2, 4, 5 and 6 described in this proxy statement.

            In addition, directors, officers and stockholders of DSL.net who collectively hold of record 1,184,690 shares of DSL.net common stock and 20,000 shares of Series X preferred stock, representing approximately 54.21% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of Proposals 3, 7, 8 and 9 described in this proxy statement.

PROXIES

            Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the annual meeting and vote in person. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of DSL.net, or by voting in person at the annual meeting. If a stockholder is not attending the annual meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the annual meeting. The persons named as proxies are officers and employees of DSL.net. Where a proxy is properly signed and returned without indicating any voting instructions regarding the matters described in this proxy statement, the shares represented by the proxy will be voted FOR each of the proposals.

            Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum at the annual meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker "non-votes" on any matter shall be deemed not to have been voted on such matter. The vote on each matter submitted to stockholders is tabulated separately.

OTHER MATTERS

            The DSL.net board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the board of directors will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

                                RECENT FINANCINGS

            On July 18, 2003, DSL.net entered into a note and warrant purchase agreement with Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. relating to the sale and purchase of
(i) $30,000,000 in aggregate principal amount of senior secured promissory notes and (ii) common stock purchase warrants to purchase an aggregate of 157,894,737 shares of DSL.net's common stock for a period of three years at an exercise price of $0.38 per share. The aggregate purchase price for the senior secured promissory notes and common stock purchase warrants was $30,000,000.

            Subject to the terms and conditions of the note and warrant purchase agreement, DSL.net issued an aggregate of $30,000,000 in principal amount of senior secured promissory notes to the note and warrant financing investors on July 18, 2003. Principal on the senior secured promissory notes is payable in a single payment on July 18, 2006. The senior secured promissory notes provide for an annual interest rate of 1.23% payable in cash quarterly in arrears commencing on October 18, 2003 unless DSL.net elects to defer payment of such interest and pay it together with the principal amount of the senior secured promissory notes at maturity on July 18, 2006. Pursuant to the terms of an agency, guaranty and security agreement by and among DSL.net, certain subsidiaries of DSL.net, the note and warrant financing investors and Deutsche Bank Trust Company Americas, as agent, DSL.net's obligations under the senior secured promissory notes are secured by a security interest in a majority of the personal property and assets of DSL.net and certain of its subsidiaries.

            In addition, subject to the terms and conditions of the note and warrant purchase agreement, on August 12, 2003, DSL.net issued a common stock purchase warrant to purchase 12,950,000 shares of its common stock to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor. This warrant will expire July 18, 2006 and has an exercise price of $0.38 per share. This warrant will become exercisable upon the date that is the earlier of (i) such time as DSL.net has obtained stockholder approval of Proposals 2, 4, 5 and 6 described in this proxy statement and has issued additional common stock purchase warrants to purchase 144,944,737 shares of DSL.net's common stock pursuant to the terms of the note and warrant purchase agreement or (ii) the failure of DSL.net to pay the termination amounts set forth in section 1.5 of the note and warrant purchase agreement, which are more fully described below, on or before the second business day after its receipt of notice that the termination amount is due.

            Pursuant to the terms of the note and warrant purchase agreement, DSL.net will issue to the note and warrant financing investors (or their assignees) additional warrants to purchase an aggregate of 144,944,737 shares of its common stock after DSL.net has obtained stockholder approval of Proposals 2, 4, 5 and 6 described in this proxy statement and the receipt of required regulatory approvals, if any, from certain state public utility commissions. If issued, such additional warrants will be exercisable immediately upon issuance at an exercise price of $0.38 per share until July 18, 2006.

            If DSL.net has not obtained approval of Proposals 2, 4, 5 and 6 by January 14, 2004 for any reason other than failure of Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, to fulfill its obligations under the note and warrant purchase agreement, then, upon receipt by DSL.net of written notice from Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor (or its assignees), DSL.net shall be obligated to repay the note and warrant financing investors in full all interest accrued under the senior secured promissory notes and 110% of the outstanding principal due under each of the senior secured promissory notes. If DSL.net pays such amounts on or before the second business day following the receipt by DSL.net of such notice from Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, then (i) the senior secured promissory notes shall be cancelled and all security interests granted to the note and warrant financing investors by DSL.net and certain of its subsidiaries shall be released, (ii) the warrant to purchase 12,950,000 shares of DSL.net common stock initially issued to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, shall be cancelled and (iii) the representatives of Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, on the board of directors of DSL.net shall resign immediately. If DSL.net fails to pay the note and warrant financing investors all accrued interest under the senior secured promissory notes and 110% of the outstanding principal due under their respective senior secured promissory notes on or before the second business day following the receipt by DSL.net of notice from Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, then (i) the warrant to purchase 12,950,000 shares of DSL.net common stock initially issued to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, shall become immediately exercisable and transferable, (ii) Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, or its assignees shall retain their registration rights with respect to such warrants granted pursuant to an amended and restated stockholders agreement more fully described herein, and (iii) Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, shall retain the right to designate directors to DSL.net's board of directors. If DSL.net subsequently pays the note and warrant financing investors all accrued interest under the senior secured promissory notes and 110% of the outstanding principal due under their respective senior secured promissory notes after the second business day following DSL.net's receipt of such written notice from Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, then (i) each senior secured promissory note shall be cancelled and all security interests granted by DSL.net and certain of its subsidiaries to the note and warrant financing investors shall be released, (ii) Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, or its assignees will retain the warrants to purchase 12,950,000 shares of DSL.net common stock initially issued to them and the registrations rights with respect to such warrants granted pursuant to the amended and restated stockholders agreement and
(iii) the representatives of Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, on the board of directors of DSL.net shall resign immediately.

            VOTING AGREEMENTS. In connection with the note and warrant purchase agreement, each of the VantagePoint entities, each of the holders of DSL.net's Series Y preferred stock and Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, entered into a voting agreement. As of the record date, these stockholders held of record outstanding DSL.net capital stock representing 62.49% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, 100% of the issued and outstanding Series X preferred stock and 100% of the issued and outstanding Series Y preferred stock. Under the voting agreements, each of these stockholders has agreed to vote, and has granted an irrevocable proxy to vote, all shares of DSL.net capital stock beneficially owned by it FOR Proposals 2, 4, 5 and 6 described in this proxy statement.

            AMENDED AND RESTATED STOCKHOLDERS AGREEMENT. In connection with the note and warrant purchase agreement, DSL.net, the VantagePoint entities, certain holders of DSL.net's Series Y preferred stock and Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, entered into an amended and restated stockholders agreement. The amended and restated stockholders agreement provides for rights relating to the election of directors, the registration of DSL.net common stock for resale and certain protective provisions.

            DSL.NET BOARD OF DIRECTORS. The amended and restated stockholders agreement provides that DSL.net's board of directors shall consist of no more than eleven directors unless an increase is required for DSL.net to comply with its certificate of incorporation or with the rules and regulations of the Securities and Exchange Commission or any stock market or exchange on which DSL.net's common stock is listed relating to director independence. In connection with the election of the directors, the holders of Series X preferred stock, certain of the holders of the Series Y preferred stock and Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, have agreed to vote all their shares of DSL.net capital stock for:

            o Four designated representatives of investment funds affiliated with the VantagePoint entities as directors elected by holders of the Series X preferred stock; provided, however, if the board of directors consists of ten or fewer directors, the VantagePoint entities shall only have the right to designate three representatives and the fourth position will be filled by an independent director;

            o So long as there are at least 4,000 shares of Series Y preferred stock outstanding, one designated representative of the holders of at least a majority of the outstanding Series Y preferred stock, as one of the four directors to be elected by holders of the Series X preferred stock;

            o The chief executive officer of DSL.net, as one of the directors to be elected by all holders of DSL.net capital stock entitled to vote for the election of directors;

            o So long as (A) Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, beneficially owns outstanding senior secured promissory notes with an aggregate principal amount of at least $10,000,000 or at least 52,631,579 shares of common stock issued or issuable upon exercise of warrants purchased pursuant to the note and warrant purchase agreement, two designated representatives of Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, and (B) if Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, (or its assignees) are no longer entitled to designate directors pursuant to clause (A) above, for so long as Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, beneficially owns outstanding senior secured promissory notes with an aggregate principal amount of at least $5,000,000 or at least 26,315,790 shares of common stock issued or issuable upon exercise of the warrants purchased pursuant to the note and warrant purchase agreement, one designated representative of Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, such director or directors to be elected by
               (i) in the event that the holders of Series X preferred stock are entitled to elect five or more directors, one such director shall be one of the directors elected by the holders of the Series X preferred stock and (ii) in the event the holders of the Series X preferred stock are entitled to elect four or fewer directors, none of such directors shall be elected by the holders of Series X preferred stock, provided that any such director not elected by holders of the Series X preferred stock shall be elected by all holders of DSL.net capital stock entitled to vote for the election of directors; and

            o Three independent directors of DSL.net to be elected by all holders of DSL.net capital stock entitled to vote for the election of directors, such directors to be nominated by the nominating committee of the DSL.net board of directors and not to be affiliates of Deutsche Bank AG London or any holder of Series X or Series Y preferred stock.

Any director not required to be elected as set forth above shall be designated by the holders of Series X preferred stock, if required by DSL.net's certificate of incorporation, or shall be independent directors.

            On July 18, 2003, the size of the DSL.net board of directors was increased to ten members, and Roderick Glen MacMullin and Roger Ehrenberg, designees of Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, were elected to serve as a Class I Director and as a Class III Director, respectively.

            Each of the parties to the amended and restated stockholders agreement has agreed to vote all shares of DSL.net capital stock beneficially owned by it FOR the election of Messrs. Ehrenberg, Marver, Struwas and Yagemann as Class III directors.

            REGISTRATION RIGHTS. Under the terms of the amended and restated stockholders agreement, if DSL.net proposes to register securities for sale, either for its own account or for the account of other security holders, the holders of Series X preferred stock, Series Y preferred stock and holders of warrants to purchase DSL.net common stock (including the holders of warrants issued pursuant to the note and warrant purchase agreement) are entitled to notice of the registration.

These holders are also entitled to include their shares of common stock in such registration. In the event of a registration in connection with an underwritten public offering, however, the underwriters have the right, subject to certain conditions, to limit the number of shares included in such registration. If DSL.net proposes to register securities for sale for its own account, these holders are entitled to include not less than 30% of the shares of common stock included in the registration. In addition, holders of (i) at least 50% of the shares of common stock issued or issuable upon conversion of the Series X preferred stock and upon exercise of common stock purchase warrants beneficially owned by the holders of the Series X preferred stock, (ii) at least 50% of the shares of common stock issued or issuable upon conversion of the Series Y preferred stock and upon exercise of common stock purchase warrants beneficially owned by the holders of the Series Y preferred stock or (iii) at least 50% of the shares of common stock issued or issuable upon exercise of warrants to purchase common stock beneficially owned by Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, respectively, are entitled to request that DSL.net file a registration statement under the Securities Act of 1933 covering the resale of such shares. If DSL.net proposes to register securities for sale in connection with a request for such registration made by Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, or holders of its Series X preferred stock or Series Y preferred stock, notwithstanding the underwriter's right to limit the number of shares included in such registration, in no event may (i) less than 51% of the total number of shares of DSL.net common stock held by stockholders to be included in such underwriting be made available for the sale of shares beneficially owned by holders of Series X preferred stock; (ii) less than 15% of the total number of shares of DSL.net common stock held by stockholders to be included in such underwriting be made available for the sale of shares beneficially owned by holders of Series Y preferred stock; and (iii) less than 34% of the total number of shares of DSL.net common stock held by stockholders to be included in such underwriting be made available for the sale of shares beneficially owned by Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor. No reduction shall be made in the number of shares beneficially owned by Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, to be included in any such offering if the note and warrant purchase agreement is terminated pursuant to section 1.5 thereof and DSL.net fails to pay the termination amount on or before the second business day after receipt by DSL.net of the written notice from Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, of the termination of the note and warrant purchase agreement. Upon the receipt of a request for registration, DSL.net must use its best efforts to effect the registration of such securities. DSL.net is not required to effect more than one registration during any six-month period. In general, all fees, costs and expenses of a registration will be borne by DSL.net. DSL.net has agreed to indemnify the holders of registration rights against, and provide contribution with respect to, certain liabilities relating to any registration in which any shares of these holders are sold under the Securities Act of 1933.

                 PROTECTIVE PROVISIONS. The amended and restated stockholders agreement provides that for so long as at least 3,750 shares of the Series Y preferred stock are outstanding, the holders of the Series X preferred stock will not vote their shares of capital stock to authorize DSL.net or its subsidiaries to authorize or issue, or to obligate itself to issue, any other equity-related securities having rights, preferences or privileges which are senior to the Series Y preferred stock.

                 VANTAGEPOINT WARRANTS. As a result of the note and warrant financing, DSL.net became authorized to issue a common stock purchase warrant to purchase 2,260,909 shares of DSL.net common stock to VantagePoint Venture Partners III (Q), L.P. pursuant to the letter agreement dated March 5, 2003 between DSL.net and VantagePoint Venture Partners III (Q), L.P. Such warrant will not be issuable until DSL.net has obtained stockholder approval of Proposals 3, 4, 5 and 6 described in this proxy statement. Such warrant shall be exercisable immediately upon issuance at an exercise price of $0.4423 per share and shall remain exercisable until July 18, 2006.

          INTERESTS OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

            As of September 22, 2003, the VantagePoint entities beneficially owned of record less than one percent of DSL.net's outstanding common stock, 100% of the outstanding Series X preferred stock, no shares of Series Y preferred stock and warrants to purchase 11,230,035 shares of common stock. If Proposal 2 described in this proxy statement relating to the issuance of common stock purchase warrants to purchase up to 144,944,737 shares of DSL.net common stock, Proposal 4 described in this proxy statement relating to an increase in the authorized shares of DSL.net common stock and capital stock, Proposal 5 described in this proxy statement relating to the amendment of the terms of the Series X preferred stock and Proposal 6 described in this proxy statement relating to the amendment of the terms of the Series Y preferred stock are approved by you and required regulatory approvals, if any, from certain state public utility commissions are obtained, the VantagePoint entities, together with Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, will be issued those additional common stock purchase warrants as contemplated by the note and warrant purchase agreement, of which VantagePoint will receive warrants to purchase 39,473,684 shares of DSL.net common stock. If Proposal 3 described in this proxy statement relating to the issuance to VantagePoint Venture Partners III (Q), L.P. of a warrant to purchase 2,260,909 shares of DSL.net common stock is approved by you, VantagePoint Venture Partners III (Q), L.P. will be issued such warrant. Finally, if Proposal 5 described in this proxy statement to amend the terms of the Series X preferred stock is approved by you and implemented, the terms of the Series X preferred stock held by the VantagePoint entities would be changed. James D. Marver, one of our current directors, is a member and a managing member of the general partners of each of the VantagePoint entities, and Michael L. Yagemann, one of our current directors, is a member of an affiliate of each of the VantagePoint entities.

            As of September 22, 2003, Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, did not beneficially own of record any shares of the outstanding capital stock of DSL.net. As of September 22, 2003, Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, held warrants to purchase 12,950,000 shares of common stock. If Proposal 2 described in this proxy statement relating to the issuance of common stock purchase warrants to purchase up to 144,944,737 shares of DSL.net common stock, Proposal 4 described in this proxy statement relating to an increase in the authorized shares of DSL.net common stock and capital stock, Proposal 5 described in this proxy statement relating to the amendment of the terms of the Series X preferred stock and Proposal 6 described in this proxy statement relating to the amendment of the terms of the Series Y preferred stock are approved by you and required regulatory approvals, if any, from certain state public utility commissions are obtained, Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, together with the VantagePoint entities, will be issued those additional common stock purchase warrants as contemplated by the note and warrant purchase agreement, of which Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, will receive warrants to purchase up to 105,471,053 shares of DSL.net common stock. Roderick Glen MacMullin and Roger Ehrenberg, two of our current directors, are a Director and the President, respectively, of DB Advisors LLC.

            As of September 22, 2003, the Columbia Capital entities beneficially owned of record approximately 70.9% of DSL.net's outstanding Series Y preferred stock, 4,245,075 shares of common stock and no shares of Series X preferred stock. As of September 22, 2003 the Columbia Capital entities beneficially owned warrants to purchase 1,803,279 shares of DSL.net common stock. If Proposal 6 described in this proxy statement to amend the terms of the Series Y preferred stock is approved by you and implemented, the terms of the Series Y preferred stock held by the Columbia Capital entities would be changed. As the holder of a majority of our outstanding Series Y preferred stock, the Columbia Capital entities are entitled to designate one member of our board of directors under the amended and restated stockholders agreement.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding beneficial ownership of our capital stock as of September 22, 2003, by:

            o each person known by us to be the beneficial owner of more than 5% of our common stock, Series X preferred stock or Series Y preferred stock;

            o  each named executive officer;

            o  each of our directors; and

            o  all executive officers and directors as a group.

            Unless otherwise noted below, the address of each person listed on the table is c/o DSL.net, Inc., 545 Long Wharf Drive, New Haven, Connecticut 06511, and each person has sole voting and investment power over the shares shown as beneficially owned except to the extent authority is shared by spouses under applicable law.

            Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In determining the number of shares of common stock beneficially owned, shares of capital stock issuable by us to a person pursuant to:

            o  options or warrants; and

            o the right to convert outstanding Series X preferred stock and Series Y preferred stock;

in each case, which may be exercised within 60 days after September 22, 2003 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares of common stock and the percentage beneficially owned by that person.

            The rights of Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, and the VantagePoint entities to be issued warrants to purchase 144,944,737 shares of DSL.net common stock pursuant to the terms and conditions of the note and warrant purchase agreement are subject to the approval of Proposals 2, 4, 5 and 6 described in this proxy statement and required regulatory approvals, if any, from certain state public utility commissions. As a result, Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, and the VantagePoint entities are not at this time considered the beneficial owners of the 144,944,737 shares of common stock issuable upon exercise of the common stock purchase warrants to be issued pursuant to the note and warrant purchase agreement. In addition, the common stock purchase warrant to purchase 12,950,000 shares of common stock issued to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, on August 12, 2003 is not exercisable for shares of common stock prior to the approval of Proposals 2, 4, 5 and 6 described in this proxy statement and receipt of required regulatory approvals, if any, from certain state public utility commissions. As a result, Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, is not at this time considered the beneficial owner of the 12,950,000 shares of common stock issuable upon exercise of the common stock purchase warrant issued on August 12, 2003. The rights of VantagePoint Venture Partners III (Q), L.P. to be issued a warrant to purchase 2,260,909 shares of DSL.net common stock in connection with the March 5, 2003 letter agreement are subject to the approval of Proposals 3, 4, 5 and 6 described in this proxy. As a result, VantagePoint Venture Partners III (Q), L.P. is not at this time considered the beneficial owner of the 2,260,909 shares of common stock issuable upon exercise of the common stock purchase warrant to be issued in connection with the letter agreement.

Shares deemed to be beneficially owned by a person in accordance with the above rules are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person.

                                                                   SERIES X               SERIES Y                COMBINED
                                       COMMON STOCK            PREFERRED STOCK        PREFERRED STOCK           VOTING POWER
                                 -------------------------   -------------------     -------------------    ----------------------
                                                   PERCENT               PERCENT                 PERCENT                PERCENT OF
                                    SHARES        OF CLASS   SHARES     OF CLASS     SHARES     OF CLASS      VOTES        VOTES
                                 ------------     --------   ------     --------     ------     --------    ---------      -----
David F. Struwas (1)...........    1,745,193        1.9%        -           -           -          -        2,581,593        *
Keith Markley (2)..............    1,159,707        1.3%        -           -           -          -        1,159,707        *
Raymond C. Allieri (3).........      102,778          *         -           -           -          -          102,778        *
Stephen Zamansky (4)...........      253,818          *         -           -           -          -          253,818        *
Walter R. Keisch (5)...........      130,588          *         -           -           -          -          130,588        *
Robert B. Hartnett, Jr. (6)....      180,555          *         -           -           -          -          180,555        *
Roderick Glen MacMullin........         -             -         -           -           -          -             -           -
Robert G. Gilbertson (7).......      280,471          *         -           -           -          -          280,471        *
Paul J. Keeler (8).............      227,428          *         -           -           -          -          277,428        *
Roger Ehrenberg................         -             -         -           -           -          -             -           -
William J. Marshall (9)........      533,208          *         -           -           -          -          533,208        *
James D. Marver (10)...........  123,001,724       58.3%     20,000     100.0%          -          -      123,001,724      56.3%
Michael L. Yagemann............         -             -         -           -           -          -             -           -
The VantagePoint Entities (11).  122,571,927       58.2%     20,000     100.0%          -          -      122,571,927      56.1%
   1001 Bayhill Drive
   Suite 300
   San Bruno, CA 94066
The Columbia Capital
   Entities (12)...............   18,521,788       18.0%        -           -          5,517     70.9%     11,446,739      5.5%
   N. Union Street, Suite 300
   Alexandria, VA 22314
The Lafayette Investment
   Fund, L.P. (13) ............    9,112,320       10.0%        -           -          1,265     16.3%      7,490,073      3.6%
   Fountain Place
   1445 Ross at Field
   Dallas, TX 75202-2785
Charles River Entities (14)....    2,260,909        2.5%        -           -          1,000     12.8%        978,500        *
   c/o Charles River Ventures
   10000 Winter Street
   Suite 3300
   Waltham, MA 02451
N.I.G. - Broadslate, Ltd.......    4,187,203        4.9%        -           -           -          -             -           -
   c/o National Bank of Kuwait
   299 Park Avenue,
   New York, NY 10171-0023
All executive officers and
directors as a group
(13 persons) (15)..............  129,338,206       54.2%     20,000       100%         -          -      129,338,206      57.7%

------------------

 * Indicates less than 1%.

(1) Includes 1,681,943 shares issuable upon exercise of options held by Mr. Struwas that are exercisable within 60 days after September 22, 2003.

(2) Includes 1,159,707 shares issuable upon exercise of options held by Mr. Markley that are exercisable within 60 days after September 22, 2003.

(3) Includes 102,778 shares issuable upon exercise of options held by Mr. Allieri that are exercisable within 60 days after September 22, 2003.

(4) Includes 253,818 shares issuable upon exercise of options held by Mr. Zamansky that are exercisable within 60 days after September 22, 2003.

(5) Includes 130,588 shares issuable upon exercise of options held by Mr. Keisch that are exercisable within 60 days after September 22, 2003.

(6) Includes 180,555 shares issuable upon exercise of options held by Mr. Hartnett that are exercisable within 60 days after September 22, 2003.

(7) Includes 280,471 shares issuable upon exercise of options held by Mr. Gilbertson that are exercisable within 60 days after September 22, 2003.

(8) Includes 227,428 shares issuable upon exercise of options held by Mr. Keeler that are exercisable within 60 days after September 22, 2003.

(9) Includes 197,221 shares issuable upon exercise of options held by Mr. Marshall that are exercisable within 60 days after September 22, 2003.

(10) Includes 197,221 shares of common stock issuable upon exercise of options held by Mr. Marver that are exercisable within 60 days after September 22, 2003, and the shares beneficially owned by the VantagePoint entities as set forth in footnote 11. Mr. Marver is a managing member of the general partner of each of the VantagePoint stockholders. Mr. Marver may be deemed to share voting and investment power with respect to the shares beneficially owned by the VantagePoint entities and disclaims beneficial ownership of such shares, except to the extent of his proportionate pecuniary interest therein.

(11) The entities listed below owned or have the right to purchase the shares of DSL.net capital stock indicated in the table below as of September 22, 2003.

                                                                                       SHARES OF SERIES X PREFERRED
                                                      SHARES OF COMMON STOCK                        STOCK
                                                    ---------------------------       -------------------------------
                                                                       SHARES
                                                                      ISSUABLE                         SHARES OF COMMON
                                                                        UPON                            STOCK ISSUABLE
                                                     SHARES         EXERCISE OF         SHARES         UPON CONVERSION
                   STOCKHOLDER                        HELD            WARRANTS           HELD           OF SHARES HELD
      ---------------------------------------------------------------------------------------------------------------
      VantagePoint Venture Partners 1996, L.P.           168          2,257,114          4,000             22,222,222

      VantagePoint Communications Partners, L.P.     175,334          2,284,888          4,000             22,222,222

      VantagePoint Venture Partners III, L.P.         14,511            727,881          1,306              7,255,556

      VantagePoint Venture Partners III(Q), L.P.      40,768          5,960,152         10,694             59,411,111

     VantagePoint Associates, L.L.C. is the general partner of VantagePoint Venture Partners 1996, L.P. VantagePoint Communications Associates, L.L.C. is the general partner of VantagePoint Communications Partners, L.P. VantagePoint Venture Associates III, L.L.C. is the general partner of VantagePoint Venture Partners III, L.P. and VantagePoint Venture Partners III(Q), L.P. Mr. Marver is a managing member of each of these general partner entities. Mr. Marver may be deemed to share voting and investment power with respect to the shares beneficially owned by the VantagePoint entities and disclaims beneficial ownership of such shares, except to the extent of his respective proportionate pecuniary interest therein.

(12) The entities listed below own or have the right to purchase the shares of DSL.net capital stock indicated in the table below as of September 22, 2003.

                                                                                           SHARES OF SERIES Y PREFERRED
                                                            SHARES OF COMMON STOCK                     STOCK
                                                           -------------------------     --------------------------------
                                                                            SHARES
                                                                           ISSUABLE                    SHARES OF COMMON
                                                                             UPON                       STOCK ISSUABLE
                                                                         EXERCISE OF                    UPON CONVERSION
                 STOCKHOLDER                               SHARES HELD     WARRANTS      SHARES HELD     OF SHARES HELD
      -------------------------------------------------    ------------  -----------     ------------ -------------------
      Columbia Capital Equity Partners III (QP), L.P.        1,994,393      850,053            2,593           5,862,537

      Columbia Capital Equity Partners II (QP), L.P.           260,949      112,718              339             822,971

      Columbia Cardinal Partners, LLC                          279,588         -                 364           4,698,169

      Columbia Broadslate Partners, LLC                      1,599,863         -               2,078           4,698,169

      Columbia Capital Equity Partners III (AI), L.P.          110,282       46,959              143             323,310

      Columbia Capital Equity Partners (II) (CAYMAN), L.P.                   92,020             -                   -

      Columbia Capital Equity Partners II, L.P.                               4,754             -                   -

      Columbia Capital Equity Partners III (CAYMAN), L.P.                   466,809             -                   -

      Columbia Capital Investors, LLC                                        20,225             -                   -

      Columbia Capital Investors III, LLC                                   209,741             -                   -

     Columbia Capital Equity Partners III, L.P. is the general partner of Columbia Capital Equity Partners III (AI), L.P. and Columbia Capital Equity Partners III (QP), L.P. Columbia Capital Equity Partners (Cayman) III, Ltd. is the general partner of Columbia Capital Equity Partners III (CAYMAN), L.P. Columbia Capital Equity Partners, LLC is the general partner of Columbia Capital Equity Partners II, L.P., Columbia Capital Equity Partners II (QP), L.P. and Columbia Capital Equity Partners II (CAYMAN), L.P. Columbia Capital, LLC is the manager of Columbia Capital Investors, LLC. Columbia Capital III, LLC is the manager of Columbia Capital Investors III, LLC. Mr. Hopper is a partner of Columbia Capital Equity Partners III, L.P. and a member of Columbia Capital Equity Partners, LLC, Columbia Capital, LLC and Columbia Capital III, LLC. Mr. Hopper may be deemed to share voting power and investment power with respect to the shares beneficially owned by the Columbia entities and disclaims beneficial ownership for such shares, except to the extent of his respective proportionate pecuniary interest therein.

(13) Includes 6,252,270 shares of common stock and 2,860,050 shares of common stock issuable upon conversion of 1,265 shares of Series Y preferred stock held by The Lafayette Investment Fund, L.P. as of September 22, 2003.

(14) The entities listed below own the shares of DSL.net capital stock indicated in the table below as September 22, 2003.

                                                  SHARES OF SERIES Y PREFERRED
                                                             STOCK
                                                 ------------------------------
                                                              SHARES OF COMMON
                                                               STOCK ISSUABLE
                                                    SHARES     UPON CONVERSION
     STOCKHOLDER                                     HELD      OF SHARES HELD
------------------------------------------------ ----------- ------------------
Charles River Partnership X, A Limited Partnership      905          2,046,123

Charles River Partnership X-A, A Limited Partnership     25             56,523

Charles River Friends X-B, LLC                           60            135,654

Charles River Friends X-C, LLC                           10             22,609

(15) See Notes 1 through 10. Also includes shares owned by executive officers and shares issuable to executive officers in connection with options which are exercisable within 60 days after September 22, 2003.

                     ---------------------------------------

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

            Our board of directors met thirteen times and did not act by written consent during the fiscal year ended December 31, 2002. Each of the directors attended at least 75% of the aggregate of all meetings of the board of directors and all committees of the board of directors on which he then served held during fiscal year 2002.

            Our compensation committee consists of Messrs. Gilbertson, Hartnett and Keeler. The compensation committee is responsible for developing executive compensation policies and advising the DSL.net board of directors with respect to such policies and administers our stock plans, including our 1999 Stock Option and Incentive Plan, our 1999 Employee Stock Purchase Plan, and our Amended and Restated 2001 Stock Option and Incentive Plan. All decisions of the compensation committee are currently subject to the review and approval of our board of directors. The compensation committee met five times and did not act by written consent during fiscal year 2002.

            Our audit committee consists of Messrs. Gilbertson, Keeler and Hartnett. It is responsible for reviewing the financial reports and other financial information provided by DSL.net to you or to the general public; reviewing the adequacy of DSL.net's internal controls, the independence of DSL.net's independent auditor, and DSL.net's process of compliance with laws and any codes of conduct adopted by DSL.net; and periodically reviewing DSL.net's processes for producing financial data and identifying any key business, financial and other risks. Our audit committee must report to the board of directors when asked to do so. The audit committee met five times and did not act by written consent during fiscal year 2002.

            Our nominating committee, which consists of Messrs. Struwas, Hartnett and Keeler, is responsible for nominating the independent directors to be elected by all stockholders, voting together as a single class. The nominating committee does not consider nominees recommended by stockholders. The nominating committee met one time and did not act by written consent during fiscal year 2002.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            In accordance with the DSL.net certificate of incorporation, DSL.net has three classes of directors, each serving for a three-year term. Four Class III directors will be elected at this annual meeting. Each Class III director will hold office until that director's successor has been elected and qualified or until his earlier death, resignation or removal. The DSL.net certificate of incorporation also provides that as long as at least 50% of the Series X preferred stock issued by DSL.net remains outstanding, holders of Series X preferred stock, voting as a separate series, are entitled to elect a majority of DSL.net's board of directors. Holders of all classes of capital stock have the right to elect the remaining members of our board of directors.

            The VantagePoint entities, which hold all of the outstanding Series X preferred stock, have designated Messrs. Gilbertson, MacMullin, Marver, Marshall and Yagemann to serve as the directors to be elected by holders of the Series X preferred stock. Messrs. Marver and Yagemann, currently Class III directors, have been nominated for reelection as Class III directors. The affirmative vote of stockholders owning at least a majority of Series X preferred stock, voting separately as a series, is required to elect Messrs. Marver and Yagemann as Class III directors.

            The nominating committee of DSL.net's board of directors has nominated Messrs. Ehrenberg and Struwas as the remaining Class III directors. The affirmative vote of stockholders owning of record at least a plurality of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to elect Messrs. Ehrenberg and Struwas as Class III directors.

            Certain stockholders have entered into an amended and restated stockholders agreement which provides, among others things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of the election of Messrs. Ehrenberg, Marver, Struwas and Yagemann as Class III directors. As of the record date, those stockholders were the record owners of:

            o approximately 64.60% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock;

            o  100% of the issued and outstanding Series X preferred stock; and

            o  100% of the issued and outstanding Series Y preferred stock.

As a result, if all of these stockholders vote as required by the stockholders agreement at the annual meeting, Messrs. Ehrenberg, Marver, Struwas and Yagemann will be elected as Class III directors.

            In addition, directors and officers of DSL.net who collectively own of record approximately 953,909 shares of DSL.net common stock, representing approximately .46% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of the election of Messrs. Ehrenberg and Struwas as Class III directors.

            Shares represented by all proxies received by DSL.net's board of directors and not so marked as to withhold authority to vote for any individual nominee (by marking the box opposite that individual director's name where indicated on the proxy) will be voted FOR the election of all the nominees named above (unless one or more nominees are unable or unwilling to serve). The board of directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person.

            DSL.net's board of directors unanimously recommends that you vote FOR of the election of Messrs. Ehrenberg, Marver, Struwas and Yagemann as Class III directors.

OCCUPATIONS OF DIRECTORS AND OFFICERS

            Set forth below is information relating to the directors and executive officers of DSL.net as of September 22, 2003:

            NAME                               AGE   POSITION
            David F. Struwas(3)................54    Chairman of the Board,
                                                     Class III Director and
                                                     Chief Executive Officer
            Keith Markley......................44    President and Chief
                                                     Operating Officer
            Robert J. DeSantis.................47    Chief Financial Officer and
                                                     Treasurer
            Raymond C. Allieri.................43    Senior Vice President -
                                                     Sales and Marketing
            Stephen Zamansky...................33    Senior Vice President -
                                                     Corporate Affairs, General
                                                     Counsel and Secretary
            John M. Jaser......................43    Vice President - Technology
            Walter Keisch......................58    Vice President - Finance
            Robert B. Hartnett, Jr. (1)(2)(3)..51    Class I Director
            Roderick Glen MacMullin............33    Class I Director
            Robert G. Gilbertson(1)(2).........61    Class II Director
            Paul Keeler(1)(2)(3) ..............58    Class II Director
            William J. Marshall................48    Class II Director
            Roger  Ehrenberg...................37    Class III Director
            James D. Marver....................53    Class III Director
            Michael L. Yagemann................47    Class III Director

            ------------------

            (1)     Member of the audit committee
            (2)     Member of the compensation committee
            (3)     Member of the nominating committee

            DAVID F. STRUWAS has served as a director and our Chief Executive Officer since January 1999 and as Chairman of the board of directors since November 2000. Mr. Struwas also served as our President from November 1998 until November 2000. From January 1997 to August 1998, Mr. Struwas was a General Manager for Brooks Fiber-Worldcom. From May 1980 to January 1997, Mr. Struwas held various positions at Southern New England Telephone, most recently as Director of Marketing.

            KEITH MARKLEY has served as President and Chief Operating Officer since November 2000. From July 1998 to November 2000, Mr. Markley served as President, Eastern Region of Covad Communications, Inc. From June 1997 to June 1998, Mr. Markley served as the General Manager of New England Fiber Communications, Inc., a facilities CLEC which was a joint venture between Brooks Fiber Properties and CMP Communications. From June 1996 to June 1997, Mr. Markley served as the District Manager of Advanced Radio Telecommunications, Inc., a wireless broadband communications company. From June 1994 to June 1996, Mr. Markley was a Principal and Consultant for Connecticut Research, a strategic and management consulting company.

            ROBERT J. DESANTIS has served as Chief Financial Officer since December 2001 and as Treasurer since May 2002. From November 2000 to June 2001, Mr. DeSantis served as Executive Vice President of Tellium, Inc. From January 1986 to October 2000, Mr. DeSantis served in various positions at Citizens Communications, most recently as Chief Financial Officer, Vice President and Treasurer.

            RAYMOND C. ALLIERI has served as Senior Vice President - Sales and Marketing since June 1999. From 1988 to 1999, Mr. Allieri held various positions at MCI WorldCom Communications Corporation, most recently as Senior Vice President, Local Market Strategy and Development.

            STEPHEN ZAMANSKY has served as Senior Vice President - Corporate Affairs, General Counsel and Secretary since July 2002. Mr. Zamansky served as our Vice President - Corporate Affairs, General Counsel and Secretary from May 2002 to July 2002 and was our Vice President, General Counsel and Secretary from May 1999 to May 2002. From August 1997 to May 1999, Mr. Zamansky was an attorney at Day, Berry & Howard LLP. From October 1995 to August 1997, he was an attorney at Sullivan & Cromwell.

            JOHN M. JASER has served as Vice President - Technology since May 1999. Mr. Jaser served as our President from March 1998 to November 1998 and was responsible for business development from November 1998 to May 1999. From January 1992 to March 1998, Mr. Jaser was the President and Chief Executive Officer of FutureComm, Inc., a consulting firm specializing in network planning, architecture and design.

            WALTER KEISCH has served as Vice President - Finance since March 2001. From January to March 2001, he was our Corporate Controller. From July 2000 through December 2000, Mr. Keisch served as Chief Financial Officer for a start-up e-business unit of GE Capital Real Estate. From December 1997 to October 1999 he served as Vice President of Finance, Chief Financial Officer and Secretary for E-Sync Networks, Inc., an e-business service provider. From February 1990 to July 1997, he served as Controller at Textron Lycoming/Allied Signal Aerospace, Engines Division, a gas turbine engine manufacturer.

            ROBERT B. HARTNETT, JR. has served as a director since May 2002. Since April 2002 he has served as the Chairman and Chief Executive Officer of Blue Ridge Networks, an internet security company. Mr. Hartnett was President of Business Markets at Worldcom and CEO of UUNET from July 2000 until April 2001. Previously, Mr. Hartnett was President of global accounts at MCI Worldcom from August 1998 to June 2000. Prior to its merger with Worldcom in 1998, Mr. Hartnett was President of business sales and service at MCI Communications.

            RODERICK GLEN MACMULLIN has served as a director since July 2003. He is a Director with DB Advisors, LLC, a proprietary trading arm within the Global Equities Division of Deutsche Bank AG. Prior to joining DB Advisors in 2001, Mr. MacMullin served in various positions with Deutsche Bank Offshore in the Cayman Islands including Head of Investment Funds. From 1993 to 1998, he worked in public accounting for KPMG in the Cayman Islands and Coopers & Lybrand in Ottawa, Canada. Mr. MacMullin holds a bachelor of business administration from St. Francis Xavier University in Nova Scotia, Canada and is a member of the Canadian Institute of Chartered Accountants.

            ROBERT GILBERTSON has served as a director since January 1999. He has been the Chairman of the board of directors of Motia, Inc., a smart antenna company, since November 2002. He has been a venture investor since 1996. From October 1999 through June 2001, he served as a Venture Partner and consultant at Sprout Group, a venture affiliate of Credit Suisse First Boston. In addition, Mr. Gilbertson served as Chairman of the board of directors of Network Computing Devices, Inc. from August 1999 until December 2001 and as President and Chief Executive Officer from May 1996 to August 1999. From April 1996 to April 1997, Mr. Gilbertson also served as Chairman of Avidia Systems Inc.

            PAUL J. KEELER has served as a director since June 2001. Mr. Keeler is a Partner of RockRidge Capital Partners, a private equity firm based in Stamford, Connecticut. From February 1991 to February 2001, Mr. Keeler was a Principal at Morgan Stanley & Co., and Head of Global Sales and Service for Morgan Stanley Capital International, a joint venture between Morgan Stanley & Company, Inc. and Capital Group Companies. Prior to that, Mr. Keeler served as Vice President of Morgan Stanley Technology Services; President, Chief Executive Officer and Vice Chairman of Tianchi Telecommunications Corp.; President and Chief Operating Officer of Westinghouse Communications Software, Inc.; Vice President of Strategic Accounts and Business Development for Reuters Holdings, PLC; and Director of MCI Communications. He also served as President and CEO of Halcyon Securities Corporation and is a former member of the New York and American Stock Exchanges.

            WILLIAM J. MARSHALL has served as a director since January 1999. In 2002, Mr. Marshall founded RockRidge Capital Partners, a private equity firm based in Stamford, Connecticut. Previously, Mr. Marshall was a Partner with VantagePoint Venture Partners, a leading venture capital firm with $2.5 billion under management. Prior to joining

VantagePoint, Mr. Marshall spent 11 years at Bear Stearns & Company, Inc., serving as Senior Managing Director, Chief Technology Officer and head of the Communications Technologies Group. Prior to Bear Stearns, Mr. Marshall was an early employee at MCI Communications during its high revenue growth years from $70 million to over $4.0 billion annually. Mr. Marshall is a co-founder of the ATM Forum and also was a board member of the Securities Industry Association Technology Committee. He is a graduate of New York University in Finance and Computer Applications and Information Systems (B.S.) and the Harvard Management Program in Strategic Technology and Business Development.

            ROGER EHRENBERG is the President and Global Head of DB Advisors, LLC, the proprietary trading arm of Deutsche Bank's Global Equities Division. Mr. Ehrenberg joined Deutsche Bank in April 1999 from Citigroup, where he spent 10 years as an investment banker, structured tax specialist and derivatives professional. Mr. Ehrenberg received his BBA in Economics and Finance from the University of Michigan and his MBA in Finance and Management from Columbia University.

            JAMES D. MARVER has served as director since April 1999. Mr. Marver has been a Managing Partner at VantagePoint Venture Partners since co-founding the firm in 1996. From 1988 to 1996, Mr. Marver was Senior Managing Director and Head of the Global Technology Group at Bear Stearns & Co. Inc., as well as Head of the San Francisco Investment Banking office. Prior to Bear Stearns, he served as a Managing Director, Co-Head of Technology and Head of the San Francisco corporate finance office at L.F. Rothschild, Unterberg, Towbin. Earlier in his career, he was an investment banker with Goldman Sachs and a senior consultant with SRI International (formerly Stanford Research Institute). Mr. Marver earned a B.A. from Williams College and Ph.D. from the University of California at Berkeley.

            MICHAEL L. YAGEMANN has served as a director since February 2003. Mr. Yagemann joined VantagePoint Venture Partners as a partner in January 2003. From 1999 until January 2003, he had been the Managing Member of Greenbridge Capital LLC, a communications and technology private equity firm that he founded, and the Managing Member and Founder of Greenbridge Partners LLC, a registered broker dealer that provided merger and acquisition and strategic consulting services to telecommunication, media and technology companies. From 1997 to 1999, Mr. Yagemann was a partner and served as Co-Founder and Co-Head of the Media and Telecommunications group at Montgomery Securities. He joined Bear Stearns in 1990 and from 1995 to 1997 he served as Co-head of Bear Stearns' Media and Entertainment group and as a Senior Managing Director. Prior to joining Bear Stearns, Mr. Yagemann was a partner at the law firm of Irell & Manella. He earned a B.A. from the University of Colorado and a J.D. from Stanford Law School.

            COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

                           SUMMARY COMPENSATION TABLE

            The following summary compensation table sets forth the total compensation paid or accrued for the 2002 fiscal year for our named executive officers, including our Chief Executive Officer and our four other most highly compensated executive officers who were serving as of December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                                              LONG TERM
                                                                                                            COMPENSATION
                                                                                                   ------------------------------
                                                                                   RESTRICTED      SECURITIES          ALL OTHER
                                                                                    STOCK          UNDERLYING        COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR      SALARY ($)       BONUS ($)     AWARD(S)         OPTIONS              ($)
-----------------------------------        ----       -------          ------       --------        ---------        ------------
David F. Struwas...................        2002       200,000          45,000          --           1,700,000               --
  Chairman of the Board and                2001       200,000              --          --           1,450,000               --
  Chief Executive Officer                  2000       192,308              --          --                  --               --

Keith Markley......................        2002       200,000          45,000          --           1,250,000               --
  President and Chief Operating            2001       200,000         150,000          --           1,450,000               --
  Officer                                  2000        26,923                                       1,300,000               --

Raymond C. Allieri.................        2002       165,000          40,000          --             900,000               --
  Senior Vice President - Sales            2001       168,148             ----         --             500,000               --
  and Marketing                            2000       140,506          50,000(1)       --              --               67,306(2)

Stephen Zamansky...................        2002       165,000          40,000          --             900,000               --
  Senior Vice President -                  2001       164,423            --            --             550,000               --
  Corporate Affairs, General               2000       136,347            --            --              80,000               --
  Counsel and Secretary

Walter R. Keisch...................        2002       150,000          40,000          --             400,000               --
  Vice President - Finance                 2001       132,500            --            --             400,000               --
                                           2000          --              --            --                  --               --

(1)  Such amount was paid in 2001.

(2) Consists of an amount paid to Mr. Allieri for reimbursement of relocation expenses.

OPTION GRANTS IN LAST FISCAL YEAR

            The following table provides information concerning grants of options to purchase common stock made during the period from January 1, 2002 through December 31, 2002 to the named executive officers:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                               POTENTIAL
                                       NUMBER OF        OPTIONS                                                   NET
                                       SECURITIES      GRANTED TO       EXERCISE                               REALIZABLE
                                       UNDERLYING       EMPLOYEES       PRICE OR                                 VALUE(2)
                                        OPTIONS             IN            BASE        EXPIRATION        --------------------------
NAME                                    GRANTED        FISCAL YEAR      PRICE ($)        DATE              5%              10%
---------------------------------      ---------       -----------      ---------      ---------        --------        ----------
David F. Struwas(1)..............      1,700,000            19%              $0.29     7/11/2012        $867,000        $1,666,000

Keith Markley(1).................      1,250,000            14%              $0.29     7/11/2012        $637,500        $1,225,000

Raymond C. Allieri(1)............        900,000            10%              $0.29     7/11/2012        $459,000        $  882,000

Stephen Zamansky(1)..............        900,000            10%              $0.29     7/11/2012        $459,000        $  882,000

Walter R. Keisch(1)..............        400,000             4%              $0.29     7/11/2012        $204,000        $  392,000

-----------------

(1) These options became exercisable with respect to 16.67% of the total number of such shares on January 12, 2003. Thereafter, approximately 2.78% of the total number of such shares become exercisable monthly over the next 30 months.

(2) We recommend caution in interpreting the financial significance of the figures representing the potential realizable value of the stock options. Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. There can be no guarantee that the market value of the common stock will reflect the rates of appreciation assumed in this table at the time that the options are exercisable.


OPTION EXERCISES AND FISCAL YEAR END VALUES

            The following table sets forth information regarding the value of exercisable and unexercisable options held by the named executive officers as of December 31, 2002. No named executive officer exercised options during the fiscal year ended December 31, 2002.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                   NUMBER OF SECURITIES UNDERLYING
                                       UNEXERCISED OPTIONS AT               VALUE OF UNEXERCISED IN-THE-MONEY
                                          DECEMBER 31, 2002                    OPTIONS AT DECEMBER 31, 2002(1)
                                  ---------------------------------       --------------------------------------
NAME                              EXERCISABLE         UNEXERCISABLE       EXERCISABLE              UNEXERCISABLE
------------------------          -----------         -------------       -----------              -------------
David F. Struwas........            523,611             2,626,389         $   -                       $340,000
Keith Markley...........          1,227,766             2,772,234         $   -                       $250,000
Raymond C. Allieri......            880,380             1,219,445         $   -                       $180,000
Stephen Zamansky........            488,430             1,281,530         $ 5,388                     $180,000
Walter R. Keisch........            153,504               646,496         $   -                        $80,000

------------------

(1) Value is based on the difference between the option exercise price and $.49, the fair market value of the DSL.net common stock on December 31, 2002 multiplied by the number of shares of common stock underlying the options.

                               BOARD OF DIRECTORS
                        REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

            The compensation committee of the board of directors is responsible for developing executive compensation policies and advising your board of directors with respect to such policies, and administering our stock option plans and our employee stock purchase plan. Messrs. Gilbertson, Keeler and Hartnett, all non-employee directors, are currently the members of the compensation committee. The committee's goal is to create and implement a compensation program which will attract and retain talented executives and provide incentives to management to enhance DSL.net's performance by basing a significant portion of annual and long-term compensation on performance. All decisions of the compensation committee are currently subject to the review and approval of DSL.net's board of directors.

EXECUTIVE COMPENSATION PROGRAM

            DSL.net's executive compensation program consists of two elements: salary and equity interests in the form of restricted stock or stock options. This program applies to DSL.net's key management positions, including the position of chief executive officer. All of DSL.net's executives also are eligible for employee benefits offered to all DSL.net employees, including life, health, disability and dental insurance, and DSL.net's 401(k) profit sharing plan and the DSL.net employee stock purchase plan.

            SALARY. The compensation committee reviews and approves cash compensation for the chief executive officer and all other executive officers' salaries. The compensation committee's policy is to establish base salaries after considering amounts paid to senior executives with comparable qualifications, experience and responsibilities at other companies of similar size and engaged in a similar business to that of DSL.net. In addition, the base salaries take into account DSL.net's performance relative to comparable companies.

            The salary compensation of the executive officers is based upon their qualifications, experience and responsibilities, as well as on the attainment of planned objectives. The chief executive officer makes recommendations to the compensation committee regarding executive compensation levels.

            EQUITY INTERESTS. Executives are eligible to receive stock option grants or other stock awards under DSL.net's 1999 Stock Option Plan and DSL.net's Amended and Restated 2001 Stock Option and Incentive Plan. As of August 11, 2003, 970,101 shares remained available for grant under the 1999 Stock Option Plan and 6,699,282 shares remained available for grant under the Amended and Restated 2001 Stock Option and Incentive Plan. The 1999 Stock Option Plan and the Amended and Restated 2001 Stock Option and Incentive Plan are designed to provide long-term performance and retention incentives for top management and other employees. An executive's participation in this program is determined by the compensation committee and approved by the board of directors.

            Executives participating in the 1999 Stock Option Plan and the Amended and Restated 2001 Stock Option and Incentive Plan receive stock option grants in amounts determined by the compensation committee. The stock options granted to executives under the 1999 Stock Option Plan and the Amended and Restated 2001 Stock Option and Incentive Plan have an exercise price equal to the fair market value of DSL.net's common stock at the time of grant. Currently, options granted to existing executives are generally exercisable as to 16.67% of the total number of option shares on the day after the six-month anniversary of the date of grant of the options, and monthly thereafter become exercisable as to 2.78% of the total number of option shares. Options granted to new executives are generally exercisable as to 25% of the total number of option shares on the one-year anniversary of such executive's start date, and monthly thereafter become exercisable as to 2.08% of the total number of option shares.

            BONUSES. DSL.net did not have an established bonus plan in fiscal year 2002. At the discretion of the compensation committee, subject to the approval by the DSL.net board of directors, bonuses were paid to certain executives in recognition of the executive's performance.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

            Mr. Struwas compensation for fiscal 2002 was determined in accordance with the executive compensation program described above.

            SALARY. Mr. Struwas received $200,000 in salary during fiscal year 2002.

            EQUITY INTERESTS. In July 2002, the compensation committee granted Mr. Struwas options to purchase 1,700,000 shares of DSL.net common stock at an exercise price of $0.29 per share. This grant was approved by the board of directors (other than Mr. Struwas, who abstained from such vote). These options became exercisable with respect to 16.67% of the total number of shares on January 12, 2003. Thereafter, approximately 2.78% of the total number of the option shares become exercisable monthly over the next 30 months.

            BONUS. Mr. Struwas received a $45,000 bonus in fiscal 2002. This bonus was approved by the board of directors (other than Mr. Struwas, who abstained from such vote).

            Mr. Struwas total compensation for fiscal 2002 is set out in detail in the Summary Compensation Table above.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

            In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, DSL.net cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder. DSL.net has considered the limitations on deductions imposed by Section 162(m) of the Internal Revenue Code, and it is DSL.net's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m).



         COMPENSATION COMMITTEE AND BOARD OF DIRECTORS OF DSL.NET, INC.

                                David F. Struwas
                                 Roger Ehrenberg
                              Robert G. Gilbertson
                             Robert B. Hartnett, Jr.
                                 Paul J. Keeler
                             Roderick Glen MacMullin
                               William J. Marshall
                                 James D. Marver
                               Michael L. Yagemann

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            On November 14, 2001, DSL.net entered into the Series X preferred stock purchase agreement with VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. relating to the sale and purchase of up to an aggregate of 20,000 shares of Series X preferred stock of DSL.net at a purchase price of $1,000 per share. Subject to the terms and conditions of the Series X preferred stock purchase agreement, on November 14, 2001, DSL.net sold an aggregate of 6,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $6,000,000, on December 12, 2001, DSL.net sold an aggregate of 4,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $4,000,000, and on March 1, 2002, DSL.net sold an aggregate of 10,000 shares of Series X preferred stock to the VantagePoint entities for an aggregate purchase price of $10,000,000. No additional shares of Series X preferred stock may be issued under the Series X purchase agreement. James D. Marver, one of our current directors, is a member and a managing member of the general partners of each of the VantagePoint entities, and Michael L. Yagemann, one of our current directors, is a member of an affiliate of each of the VantagePoint entities. At the time of the transactions described immediately above, William J. Marshall was an affiliate of the VantagePoint entities and a member of our board of directors. Mr. Marshall is no longer affiliated with the VantagePoint entities but continues to serve on our board of directors.

            On December 24, 2001, DSL.net entered into the Series Y preferred stock purchase agreement with Columbia Capital Equity Partners III (QP), L.P., Columbia Capital Equity Partners II (QP), L.P., The Lafayette Investment Fund, L.P., Charles River Partnership X, A Limited Partnership and N.I.G. - Broadslate, Ltd. relating to the sale and purchase of up to an aggregate of 15,000 shares of Series Y preferred stock of DSL.net at a purchase price of $1,000 per share. On December 28, 2001, DSL.net sold an aggregate of 6,469 shares of Series Y preferred stock pursuant to the Series Y preferred stock purchase agreement for an aggregate purchase price of $6,469,000 and received proceeds of $3,531,000 from the issuance of promissory notes to the Series Y investors. On May 30, 2002, DSL.net sold an aggregate of 8,531 shares of Series Y preferred stock pursuant to the Series Y preferred stock purchase agreement for an aggregate of $5,000,000 in net proceeds and the cancellation of the $3,531,000 in promissory notes issued to the Series Y investors. Mr. Hopper, an affiliate of the Columbia Capital entities, was a member of our board of directors from December 28, 2001 to August 5, 2003.

            In January 2002, DSL.net acquired digital subscriber line, T1 and virtual private network customers located in parts of Florida, Tennessee, Virginia, North Carolina and Pennsylvania from Broadslate Networks, Inc. for an aggregate purchase price of approximately $800,000, including a $650,000 initial payment and $150,000 to be paid after a transition period, subject to certain adjustments. In March 2002, DSL.net notified Broadslate that it was pursuing an indemnification claim against the $150,000 hold back. DSL.net and Broadslate eventually settled the claim, with DSL.net retaining the entire $150,000 holdback amount. DSL.net stockholders, comprised of certain of the Columbia Capital entities, in the aggregate, owned in excess of 10% of the capital stock of Broadslate. Mr. Hopper, an affiliate of the Columbia Capital entities, was a member of our board of directors from December 28, 2001 to August 5, 2003. Mr. Hopper was also a director of Broadslate until February 2002.

            On December 27, 2002, DSL.net entered into a reimbursement agreement with certain of the VantagePoint entities, certain of the Columbia Capital entities, The Lafayette Investment Fund, L.P. and certain entities affiliated with Charles River Ventures. Pursuant to the terms of the reimbursement agreement, the VantagePoint entities and the Columbia Capital entities issued guarantees in an aggregate amount of $6,100,000 to support DSL.net's obligations under a credit agreement between DSL.net and a commercial bank providing for a revolving line of credit of up to $15,000,000. On March 5, 2003, DSL.net entered into amendment no. 1 to the reimbursement agreement with the VantagePoint entities and the Columbia Capital entities pursuant to which the VantagePoint entities increased their guarantees by $3,000,000, to an aggregate of $9,100,000 for all guarantors. The reimbursement agreement was terminated in connection with the July 2003 note and warrant financing.

            Pursuant to the terms of the reimbursement agreement, on December 27, 2002, DSL.net issued warrants to purchase 10,379,420 shares of its common stock to the VantagePoint entities and warrants to purchase 1,634,473 shares of its common stock to the Columbia Capital entities in consideration for their guarantees aggregating $6,100,000. DSL.net issued additional warrants to purchase 767,301 shares of its common stock to the VantagePoint entities and warrants to purchase 168,806 shares of its common stock to the Columbia Capital entities on March 26, 2003. All such warrants are exercisable for ten years at an exercise price of $0.50 per share. In addition, pursuant to a letter agreement dated March 5, 2003 by and between DSL.net and certain of the VantagePoint entities, upon the consummation of the July 2003 note and warrant financing, DSL.net became authorized to issue a common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. to purchase 2,260,909 shares of common stock, in consideration for the additional $3,000,000 guaranty provided by the VantagePoint entities on March 5, 2003. DSL.net intends to issue such warrant to VantagePoint Venture Partners III (Q), L.P. after it has obtained stockholder approval of Proposals 3, 4, 5 and 6 described in this proxy statement. Mr. Marver, one of our current directors, is a member and a managing member of the general partners of each of the VantagePoint entities and Mr. Yagemann, one of our current directors, is a member of an affiliate of each of the VantagePoint entities. Mr. Hopper, an affiliate of the Columbia Capital entities, was a member of our board of directors from December 28, 2001 to August 5, 2003.

            On July 18, 2003, DSL.net entered into a note and warrant purchase agreement with Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, and the VantagePoint entities relating to the sale and purchase of an aggregate of (i) $30,000,000 in principal amount of senior secured promissory notes and (ii) common stock purchase warrants to purchase an aggregate of 157,894,737 shares of DSL.net's common stock for a period of three years at an exercise price of $0.38 per share. The aggregate purchase price for the senior secured promissory notes and common stock purchase warrants was $30,000,000. Subject to the terms and conditions of the note and warrant purchase agreement, DSL.net issued $30,000,000 in aggregate principal amount of senior secured promissory notes to Deutsche Bank AG London acting through DB Advisors LLC, its investment advisor, and the VantagePoint entities on July 18, 2003. Subject to the terms and conditions of the note and warrant purchase agreement, on August 12, 2003 DSL.net issued Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, a common stock purchase warrant exercisable for 12,950,000 shares of common stock. Pursuant to the terms and conditions of the note and warrant purchase agreement, DSL.net has agreed to issue additional stock purchase warrants exercisable for 144,944,737 shares of common stock after DSL.net has obtained stockholder approval of Proposals 2, 4, 5 and 6 described in this proxy statement and obtained required regulatory approvals, if any, from certain state public utility commissions. James D. Marver, one of our current directors, is a member and a managing member of the general partners of each of the VantagePoint entities, and Michael L. Yagemann, one of our current directors, is a member of an affiliate of each of the VantagePoint entities. Roderick Glen MacMullin and Roger Ehrenberg, who became directors of DSL.net on July 18, 2003 in connection with the note and warrant financing, are a Director and the President, respectively, of DB Advisors LLC. See "Recent Financings" and "Interests Of Certain Persons In The Matters To Be Acted Upon."

            As a result of the issuance of the common stock purchase warrant exercisable for 12,950,000 shares of DSL.net common stock to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, on August 12, 2003, the conversion price of the Series Y preferred stock was adjusted pursuant to section 3(a)(i) of the Series Y designation which constitutes a part of our certificate of incorporation. Prior to such issuance, each share of Series Y preferred stock was convertible into 2,000 shares of common stock. Subsequent to such issuance, each share of Series Y preferred stock is convertible into 2,260.91 shares of common stock. As of September 22, 2003, the Columbia Capital entities own 70.9% of our issued and outstanding Series Y preferred stock. Mr. Hopper, an affiliate of the Columbia Capital entities, was a member of our board of directors from December 28, 2001 to August 5, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The compensation committee of our board of directors, which in fiscal year 2002 was comprised of Messrs. Gilbertson, Hartnett and Keeler, reviewed salaries and incentive compensation for our executive officers during fiscal year 2002. All decisions of the compensation committee are currently subject to the review and approval of our board of directors. None of our executive officers has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers served as a director or member of our compensation committee.

COMPENSATION OF DIRECTORS

            During the fiscal year ended December 31, 2002, our directors received no cash compensation for their services as directors, except for reimbursement of reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings. In July 2002, Messrs. Gilbertson, Hartnett, Keeler, Marshall and Marver each were granted options to purchase 300,000 shares of DSL.net common stock at an exercise price of $0.29 per share. These options become exercisable with respect to approximately 2.78% of each grant of 300,000 shares monthly over 36 months beginning August 2002.



                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE REPORT

            Our board of directors' audit committee is comprised of Messrs. Gilbertson, Hartnett and Keeler. The members are not officers or employees of DSL.net, and Messrs. Gilbertson, Keeler and Hartnett are considered independent as defined in Rule 4200 of the National Association of Securities Dealers' listing standards. The board of directors has adopted a written charter of the audit committee.

            The audit committee held five meetings during 2002. During two of these meetings, the committee discussed DSL.net's audited financial statements for the fiscal year ended December 31, 2001. In addition, the audit committee held three meetings during the first quarter of 2003, during which it reviewed DSL.net's audited financial statements for the fiscal year ended December 31, 2002 and discussed them with management and PricewaterhouseCoopers LLP, DSL.net's independent public accountants. The audit committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The audit committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and this information was discussed with PricewaterhouseCoopers LLP.

            Based on its review of the financial statements and these discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the board of directors that the audited financial statements be included in DSL.net's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

           AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DSL.NET, INC.

                              Robert G. Gilbertson
                                 Paul J. Keeler
                             Robert B. Hartnett, Jr.

                             STOCK PERFORMANCE GRAPH

                 The following graph compares the monthly change in the cumulative total stockholder return on DSL.net's common stock during the period from our initial public offering (October 6, 1999) through December 31, 2002, with the cumulative total return on (i) the Nasdaq Stock Market and (ii) the Nasdaq Telecommunications Index. The comparison assumes that $100 was invested on October 6, 1999 in our common stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

               COMPARISON OF MONTHLY CUMULATIVE TOTAL RETURN AMONG
              DSL.NET INC., THE NASDAQ MARKET INDEX, AND THE NASDAQ
                         TELECOMMUNICATIONS INDEX (1)(2)

                           [LINE GRAPH APPEARS HERE]

                              NASDAQ      NASDAQ
                 DSL.NET,     MARKET     TELECOM
                   INC.       INDEX       INDEX
                  ------      ------      ------
    6-Oct-99      100.00      100.00      100.00
   31-Oct-99      128.33      103.73      113.03
   30-Nov-99      251.67      116.31      120.68
   31-Dec-99      192.51      141.87      139.97
   31-Jan-00      279.17      136.65      139.54
   29-Feb-00      373.33      162.70      153.14
   31-Mar-00      294.17      159.38      148.73
   30-Apr-00      133.33      134.05      121.17
   31-May-00       84.17      117.90      101.33
   30-Jun-00      137.51      138.60      117.40
   31-Jul-00       65.84      131.08      104.47
   31-Aug-00       81.67      146.59      106.21
   30-Sep-00       40.84      127.55       93.72
   31-Oct-00       35.00      117.07       81.85
   30-Nov-00       14.17       90.20       59.53
   31-Dec-00        7.08       85.41       59.66
   31-Jan-01       26.67       95.75       74.90
   28-Feb-01       27.51       74.13       59.68
   31-Mar-01       12.92       63.74       52.57
   30-Apr-01       18.00       73.25       54.64
   31-May-01       10.53       73.15       51.39
   30-Jun-01       10.93       75.12       49.79
   31-Jul-01       12.73       70.35       45.15
   31-Aug-01        4.00       62.69       39.95
   30-Sep-01        2.00       52.13       36.26
   31-Oct-01        6.40       58.82       35.37
   30-Nov-01        6.80       67.20       39.09
   31-Dec-01       16.80       67.76       39.93
   31-Jan-02       14.00       67.25       33.56
   28-Feb-02       12.67       60.25       28.84
   31-Mar-02       10.53       64.20       28.44
   30-Apr-02        9.20       58.87       22.62
   31-May-02        8.27       56.27       21.54
   30-Jun-02        4.80       51.18       17.15
   31-Jul-02        3.60       46.50       16.47
   31-Aug-02        4.53       46.01       17.26
   30-Sep-02        4.40       41.06       15.74
   31-Oct-02        8.53       46.67       18.44
   30-Nov-02        9.20       51.87       19.67
   31-Dec-02        6.53       46.84       18.39

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of DSL.net under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc., a source believed to be reliable, but DSL.net is not responsible for any errors or omissions in such information.

                                   PROPOSAL 2

                     AUTHORIZATION OF ISSUANCE OF ADDITIONAL
                         COMMON STOCK PURCHASE WARRANTS

            The note and warrant purchase agreement provides for the issuance and sale of (i) $30,000,000 in aggregate principal amount of senior secured promissory notes and (ii) common stock purchase warrants to purchase an aggregate of 157,894,737 shares of DSL.net's common stock for a period of three years at an exercise price of $0.38 per share. The aggregate purchase price for the senior secured promissory notes and common stock purchase warrants was $30,000,000. Subject to the terms and conditions of the note and warrant purchase agreement, we issued an aggregate of $30,000,000 in principal amount of senior secured promissory notes to Deutsche Bank AG London acting through DB Advisors LLC, its investment advisor, and the VantagePoint entities on July 18, 2003. DSL.net intends to use the proceeds from the note and warrant financing for general corporate purposes, including acquisitions, the expansion of DSL.net's sales and marketing activities and repayment of debt and lease obligations. DSL.net has paid approximately $10.2 million for the repayment of its debt and lease obligations (including all amounts due under its bank credit facility, certain capital leases and a note issued to Network Access Solutions Corporation in connection with an acquisition).

            On August 12, 2003, pursuant to the terms and conditions of the note and warrant purchase agreement, we issued a common stock purchase warrant to purchase 12,950,000 shares of common stock. You are being asked to consider and act upon a proposal to approve the issuance pursuant to the terms and conditions of the note and warrant purchase agreement of additional common stock purchase warrants to purchase up to an aggregate of 144,944,737 shares of common stock and the shares of common stock to be issued upon exercise of such common stock purchase warrants. Nasdaq Marketplace Rule 4350(i)(1) requires that a company with shares traded on the Nasdaq SmallCap Market obtain stockholder approval in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into, or exercisable for, common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. For purposes of this rule, the shares of common stock issuable upon conversion of the outstanding shares of Series X preferred stock, Series Y preferred stock and common stock purchase warrants are not included in the calculation of shares of common stock outstanding.

            If Proposals 2, 4, 5 and 6 described in this proxy statement are approved by you and implemented and required regulatory approvals, if any, are obtained from certain state public utility commissions, the additional common stock purchase warrants to purchase 144,944,737 shares of DSL.net's common stock will be issued pursuant to the terms of the note and warrant purchase agreement. In addition, if such warrants to purchase 144,944,737 shares of DSL.net common stock are issued, those warrants, together with the outstanding common stock warrant to purchase 12,950,000 shares of common stock issued to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, pursuant to the note and warrant purchase agreement, will become exercisable for an aggregate of 157,894,737 shares of our common stock, all of which are subject to adjustment for certain subsequent dilutive issuances, stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets. Each share of common stock has the right to one vote. If the additional warrants to purchase 144,944,737 shares of our common stock issuable under the note and warrant purchase agreement are exercised, and if the warrants to purchase 12,950,000 shares of our common stock issued to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, are exercised, then the aggregate amount common stock issued upon such exercise will be entitled to an aggregate of 157,894,737 votes. The issuance of the additional common stock purchase warrants contemplated by the note and warrant purchase agreement, therefore, will result in the issuance by us of both more than 20% of our common stock outstanding, and more than 20% of the voting power of our common stock outstanding, before the issuance of the common stock purchase warrants. In addition, the common stock equivalent price per share of the common stock purchase warrants on July 18, 2003, the date the note and warrant purchase agreement was entered into, was less than the greater of the book or market value of DSL.net common stock. As a result, under the Nasdaq Marketplace Rules, the issuance of the additional common stock purchase warrants to purchase 144,944,737 shares of DSL.net common stock contemplated by the note and warrant purchase agreement and the shares of common stock to be issued upon exercise of such common stock purchase warrants requires the approval of our stockholders.

            In addition, Nasdaq Marketplace Rule 4350(i)(1)(A) requires that a company with shares traded on the Nasdaq SmallCap Market obtain stockholder approval in connection with any arrangement pursuant to which common stock may be acquired by its directors and officers, except for warrants or rights issued generally to security holders of such company or pursuant to broad-based plans or arrangements which include other employees. James D. Marver, one of DSL.net's current directors, is a member and managing member of the general partners of the VantagePoint entities which are entitled to receive certain additional common stock purchase warrants issuable under the note and warrant purchase agreement. In addition, Michael L. Yagemann, one of DSL.net's current directors, is a member of an affiliate of each such VantagePoint entity. In the event that the Nasdaq Marketplace Rules cover the issuance of the additional common stock purchase warrants to purchase 144,944,737 shares of DSL.net common stock contemplated by the note and warrant purchase agreement and the shares of common stock to be issued upon exercise of such common stock purchase warrants, we are seeking the approval of our stockholders.

            The issuance of additional common stock purchase warrants under the note and warrant purchase agreement is subject to the satisfaction or waiver by DSL.net of certain conditions, including the approval of this proposal by our stockholders. Also, 110% of the principal and all accrued interest then outstanding under the senior secured promissory notes issued by DSL.net on July 18, 2003 in an aggregate principal amount of $30,000,000 may become due and payable if the 144,944,737 additional common stock purchase warrants have not been issued pursuant to the terms and conditions of the note and warrant purchase agreement on or before January 14, 2004, other than as a result of the breach by Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, of any of its obligations under the note and warrant purchase agreement.

            The affirmative vote of DSL.net stockholders owning of record at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve the issuance of additional common stock purchase warrants to purchase 144,944,737, shares of common stock and the shares of common stock to be issued upon exercise of such common stock purchase warrants.

            Certain stockholders have entered into a voting agreement which provides, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 4, 5 and 6 described in this proxy statement. As of the record date, these stockholders owned of record outstanding DSL.net capital stock representing approximately 62.49% of the combined voting power of the issued and outstanding DSL.net capital stock. As a result, if all of those stockholders vote as required by the voting agreements at the annual meeting, this proposal will be approved.

            In addition, directors and officers of DSL.net who collectively hold of record approximately 953,909 shares of DSL.net common stock, representing approximately .46% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

            Our board of directors recommends that you vote FOR the approval of the issuance of additional common stock purchase warrants to purchase 144,944,737 shares of common stock pursuant to the note and warrant purchase agreement and the shares of common stock to be issued upon exercise of such common stock purchase warrants.

                                   PROPOSAL 3

                          AUTHORIZATION OF ISSUANCE OF
                          COMMON STOCK PURCHASE WARRANT

            On March 5, 2003, we entered into a letter agreement with VantagePoint Venture Partners III (Q), L.P. pursuant to which we agreed to provide compensation to VantagePoint Venture Partners III (Q), L.P. in consideration for a $3,000,000 increase in the obligations of VantagePoint Venture Partners III (Q), L.P. under a certain guaranty agreement. Under the terms of the guaranty agreement, VantagePoint Venture Partners III (Q), L.P. guaranteed a portion of our former bank credit facility. The compensation to be provided to VantagePoint Venture Partners III (Q), L.P. was to take the form of a warrant to purchase the number of shares of the type of equity securities issued by us in our next equity financing which is equal to $1,000,000 divided by the per share price of the DSL.net equity security issued in the next equity financing closed by DSL.net. In connection with the July 2003 note and warrant financing, we became authorized to issue such warrant to VantagePoint Venture Partners III (Q), L.P. in connection with the March 5, 2003 letter agreement. Such issuance was approved by our board of directors on July 17, 2003 subject to the receipt of stockholder approval and implementation of Proposals 2, 4, 5 and 6 described in this proxy statement and approval of this Proposal 3. You are being asked to consider and act upon a proposal to approve the issuance to VantagePoint Venture Partners III (Q), L.P. in connection with the March 5, 2003 letter agreement of a common stock purchase warrant to purchase 2,260,909 shares of common stock and the shares of common stock to be issued upon exercise of such common stock purchase warrant.

            On August 12, 2003, pursuant to the terms and conditions of the note and warrant purchase agreement, we issued a common stock purchase warrant to purchase 12,950,000 shares of common stock. Nasdaq Marketplace Rule 4350(i)(1) requires that a company with shares traded on the Nasdaq SmallCap Market obtain stockholder approval in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance by a company of common stock (or securities convertible into, or exercisable for, common stock) equal to 20% or more of the common stock outstanding or 20% or more of the voting power of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. For purposes of this rule, the shares of common stock issuable upon conversion of the outstanding shares of Series X preferred stock, Series Y preferred stock and common stock purchase warrants are not included in the calculation of shares of common stock outstanding.

            If the warrants to purchase 144,944,737 shares of DSL.net common stock are issued and Proposal 3 described in this proxy statement is approved by you and implemented, we intend to issue the common stock purchase warrant to purchase 2,260,909 shares of DSL.net's common stock issuable in connection with the March 5, 2003 letter agreement to VantagePoint Venture Partners III (Q), L.P. If such warrant to purchase 2,260,909 shares of DSL.net common stock is issued, that warrant, together with the outstanding common stock warrant to purchase 12,950,000 shares of common stock issued to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, pursuant to the note and warrant purchase agreement, will become exercisable for an aggregate of 15,210,909 shares of common stock, all of which are subject to adjustment for certain subsequent dilutive issuances, stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets. Each share of common stock has the right to one vote. If the common stock purchase warrant issuable in connection with the March 5, 2003 letter agreement is exercised, and if the warrant to purchase 12,950,000 shares of our common stock issued to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, is exercised, then the aggregate amount of common stock issued upon such exercise will be entitled to an aggregate of 15,210,909 votes. The issuance of a common stock purchase warrant in connection with the March 5, 2003 letter agreement, therefore, will result in the issuance by us of both more than 20% of our common stock outstanding, and more than 20% of the voting power of our common stock outstanding, before the issuance of the common stock purchase warrants. In addition, the common stock equivalent price per share of the warrant to purchase 12,950,000 shares of our common stock on July 18, 2003, the date the note and warrant purchase agreement was entered into and the date our commitment to issue a common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. arose, was less than the greater of the book or market value of DSL.net common stock. Finally, the issuance of a common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. pursuant to the terms of the March 5, 2003 letter agreement and the issuance of a warrant purchase 12,950,000 shares of common stock to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, pursuant to the terms and conditions of the note and warrant purchase agreement may be aggregated and viewed as a single transaction. As a result, under the Nasdaq Marketplace Rules, the issuance of the common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. to purchase 2,260,909 shares of DSL.net common stock in connection with the March 5, 2003 letter agreement and the shares of common stock to be issued upon exercise of such common stock purchase warrant requires the approval of our stockholders.

            In addition, Nasdaq Marketplace Rule 4350(i)(1)(A) requires that a company with shares traded on the Nasdaq SmallCap Market obtain stockholder approval in connection with any arrangement pursuant to which common stock may be acquired by its directors and officers, except for warrants or rights issued generally to security holders of such company or pursuant to broad-based plans or arrangements which include other employees. James D. Marver, one of DSL.net's current directors, is a member and managing member of the general partners of VantagePoint Venture Partners III (Q), L.P. In addition, Michael L. Yagemann, one of DSL.net's current directors, is a member of an affiliate of VantagePoint Venture Partners III (Q), L.P. In the event that the Nasdaq Marketplace Rules cover the issuance of a common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. to purchase 2,260,909 shares of DSL.net common stock in connection with the March 5, 2003 letter agreement and the shares of common stock to be issued upon exercise of such common stock purchase warrant, we are seeking the approval of our stockholders.

            The affirmative vote of DSL.net stockholders owning of record at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy at the annual meeting, voting together as a single class, is required to approve the issuance of the common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. to purchase 2,260,909 shares of DSL.net common stock in connection with the March 5, 2003 letter agreement and the shares of common stock to be issued upon exercise of such common stock purchase warrant.

            Certain directors, officers and stockholders of DSL.net who collectively hold of record 1,184,690 shares of DSL.net common stock and 20,000 shares of Series X preferred stock, representing approximately 54.21% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

                 DSL.net's board of directors recommends that you vote FOR the approval of the issuance of the common stock purchase warrant to purchase 2,260,909 shares of DSL.net common stock in connection with the March 5, 2003 letter agreement to VantagePoint Venture Partners III (Q), L.P. and the shares of common stock to be issued upon exercise of such common stock purchase warrant.

                                   PROPOSAL 4

    APPROVAL OF GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO
            AMEND DSL.NET'S CERTIFICATE OF INCORPORATION TO INCREASE
             THE AUTHORIZED SHARES OF COMMON STOCK AND CAPITAL STOCK

            DSL.net's board of directors has adopted a resolution seeking stockholder approval to grant the board of directors discretionary authority to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of capital stock from 420,000,000 shares up to 820,000,000 shares. You are being asked to consider and act upon a proposal to approve the grant of discretionary to the board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation. As proposed to be amended, the full text of paragraph A of
Article IV of the certificate of incorporation would read as follows:

                  A. Classes of Stock. This corporation is authorized to
            issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares that this corporation is authorized to issue is 820,000,000 shares, of which 800,000,000 shares shall be Common Stock with a par value of $.0005 per share and 20,000,000 shares shall be Preferred Stock with a par value of $.001 per share.

            In connection with the issuance of common stock purchase warrants pursuant to the note and warrant purchase agreement, the conversion price of the Series Y preferred stock was adjusted in accordance with section 3(a)(i) of the certificate of designation of Series Y preferred stock, which constitutes part of our certificate of incorporation. Prior to such issuance, each share of Series Y preferred stock was convertible into 2,000 shares of common stock. As a result of such issuance, each share of Series Y preferred stock is convertible into 2,260.91 shares of common stock.

            As of September 22, 2003, there were 88,426,578 shares of common stock issued and outstanding. In addition, DSL.net's board of directors has reserved 111,111,111 shares of common stock for issuance upon conversion of shares of Series X preferred stock, 17,594,393 shares of common stock for issuance upon conversion of shares of Series Y preferred stock, 25,983,314 shares of common stock for issuance in connection with the exercise of outstanding warrants (excluding the common stock purchase warrants issuable in connection with the note and warrant purchase agreement and the letter agreement with VantagePoint Venture Partners III (Q), L.P. dated March 5, 2003) and 25,869,506 shares of common stock for issuance pursuant to DSL.net's stock option plans and stock purchase plan. After giving effect to those reservations, DSL.net had only 131,015,098 shares of common stock available for issuance. In addition, the number of shares of common stock issuable upon conversion of the common stock purchase warrants issuable in connection with the note and warrant purchase agreement and the March 5, 2003 letter agreement exceeds the number of authorized, unissued and unreserved shares of DSL.net common stock, and, as a result, the approval of this Proposal 4 is necessary prior to the issuance and conversion of such common stock purchase warrants.

            On July 18, 2003, we entered into a note and warrant purchase agreement, which provides for the issuance of common stock purchase warrants to purchase an aggregate of 157,894,737 shares of common stock. On August 12, 2003, we issued a common stock purchase warrant to purchase 12,950,000 shares of common stock at an exercise price of $0.38 per share to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor. Pursuant to the terms of the note and warrant purchase agreement, we intend to issue the note and warrant financing investors additional warrants to purchase an aggregate of 144,944,737 shares of our common stock after we have obtained stockholder approval of Proposals 2, 4, 5 and 6 described in this proxy statement and obtained required regulatory approvals, if any, from certain state public utility commissions. As a result of the note and warrant financing, pursuant to a letter agreement dated March 5, 2003 between DSL.net and VantagePoint Venture Partners III (Q), L.P., we became authorized to issue a common stock purchase warrant to purchase 2,260,909 shares of our common stock to VantagePoint Venture Partners III (Q), L.P. The issuance of such warrant is contingent upon DSL.net obtaining stockholder approval of Proposals 2, 3, 4, 5 and 6 described in this proxy statement. The warrant to purchase 12,950,000 shares of our common stock issued prior to the date hereof and the warrants to purchase 144,944,737 shares of our common stock which will be issuable under the note and warrant purchase agreement and the warrant to purchase 2,260,909 shares of our common stock which will be issuable in connection with the March 5, 2003 letter agreement, if issued upon your approval and our implementation of Proposals 2, 3, 4, 5 and 6 described herein, will become exercisable (subject to the satisfaction of certain other closing conditions in the note and warrant purchase agreement) for an aggregate of 160,155,646 shares of common stock, all of which are subject to adjustment for certain subsequent dilutive issuances, stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets.

            In addition, 110% of the principal and all accrued interest then outstanding under the senior secured promissory notes issued by DSL.net on July 18, 2003 may become due and payable if the additional common stock purchase warrants have not been issued pursuant to the terms and conditions of the note and warrant purchase agreement on or before January 14, 2004, other than as a result of the breach by Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, of any of its obligations under the note and warrant purchase agreement.

            We believe that the increase in the number of authorized shares of common stock is in the best interests of DSL.net and its stockholders. This proposed amendment is not conditioned upon your approval of any other proposal described in this proxy statement. The additional authorized common stock will increase the number of shares that are available for issuance for corporate purposes, including financings, acquisitions and equity-based incentive compensation plans. The availability of an adequate supply of authorized and unissued shares of common stock provides us flexibility by allowing shares to be issued without the expense and delay of a special stockholders meeting, unless stockholder action is otherwise required. We engage in discussions and negotiations regarding potential financings and acquisitions that may involve the issuance of additional shares of our capital stock from time to time. We do not currently have any commitments to issue of any shares of our capital stock in connection with any financing or acquisition, other than:

            o commitments to issue shares of common stock upon exercise of common stock purchase warrants issued or issuable pursuant to the note and warrant purchase agreement, a common stock purchase warrant issuable in connection with the March 5, 2003 letter agreement and common stock purchase warrants currently outstanding, and

            o commitments to issue shares of common stock upon the exercise of outstanding warrants or conversion of shares of Series X and Series Y preferred stock issued by us.

            Under Delaware law, DSL.net's board of directors generally may issue authorized but unissued shares of common stock without stockholder approval. Our board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of common stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which DSL.net's securities may then be listed, or DSL.net's certificate of incorporation or by-laws then in effect. Frequently, opportunities arise that require prompt action, and DSL.net believes that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of DSL.net and its stockholders.

            The additional common stock to be authorized by approval of this proposal would have identical rights to the currently outstanding common stock. Shares of common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. Approval of this proposal and issuance of the additional shares of common stock would not affect the rights of the holders of the currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding. A summary of the terms of the common stock is set forth under "Description of Capital Stock - Common Stock."

            Although the increase in authorized but unissued shares of common stock could, under certain circumstances, have the effect of deterring attempts to acquire control of DSL.net, we believe that the increase in the number of authorized shares is essential to the achievement of corporate objectives. The proposed amendment to paragraph A of Article IV of our certificate of incorporation is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures. DSL.net is not presently aware of any pending or proposed takeover attempt.

           The affirmative vote of DSL.net stockholders owning of record a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to approve the grant of discretionary authority to the board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of DSL.net capital stock from 420,000,000 shares up to 820,000,000 shares.

            Certain stockholders have entered into a voting agreement which provides, among other things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 4, 5 and 6 described in this proxy statement. As of the record date, those stockholders owned of record outstanding DSL.net capital stock representing approximately 62.49% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock. As a result, if all of those stockholders vote as required by the voting agreement at the annual meeting, this proposal will be approved.

            In addition, directors and officers of DSL.net who collectively hold of record approximately 953,909 shares of DSL.net common stock, representing approximately .46% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

            DSL.net's board of directors unanimously recommends that you vote FOR the approval of the grant of discretionary authority to our board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of capital stock from 420,000,000 shares up to 820,000,000 shares.

                                   PROPOSAL 5

              AMENDMENTS OF DSL.NET'S CERTIFICATE OF INCORPORATION
               TO AMEND THE TERMS OF THE SERIES X PREFERRED STOCK

            DSL.net's board of directors has approved, subject to the approval of DSL.net's stockholders, amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock to:

            o replace the full ratchet anti-dilution adjustment mechanism applicable to the Series X preferred stock with a weighted average anti-dilution mechanism;

            o exclude from the anti-dilution adjustment mechanism applicable to the Series X preferred stock certain deemed dilutive issuances of common stock; and

            o extend the redemption date for the Series X preferred stock from January 1, 2005 to July 18, 2006.

            The text of the specific proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock is set forth in Appendix A to this proxy statement. You are being asked to consider and act upon a proposal to approve the proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock.

            We believe that these proposed amendments are in the best interests of DSL.net and its stockholders. The amendments have been proposed in connection with the July 2003 note and warrant financing. The proposed amendment that provides that the Series X preferred stock would have weighted average anti-dilution protection upon certain dilutive issuances, and certain dilutive deemed issuances, of common stock, would minimize the dilutive effect that such issuances would have on the holders of our common stock. The proposed amendment that would provide that DSL.net will not be required to make any adjustment to the conversion ratio of the Series X preferred stock upon certain dilutive issuances, and certain dilutive deemed issuances, of common stock, implements a number of technical changes to the language of DSL.net's certificate of incorporation intended to clarify what constitutes a dilutive issuance of common stock. The proposed amendment that would change the date on or after which the holders of at least a majority of the then outstanding shares of Series X preferred stock may request that DSL.net redeem all (and not less than all) of the outstanding shares of Series X preferred stock from January 1, 2005 to July 18, 2006 would extend the period of time that must lapse prior to the holders of the Series X preferred stock exercising their redemption rights. This proposed amendment may delay the optional redemption of the Series X preferred stock. A summary of the terms of the Series X preferred stock is set forth under "Description of Capital Stock-Preferred Stock." Each of these proposed amendments was approved by DSL.net's board of directors in connection with the July 2003 note and warrant financing.

            The issuance of additional warrants to purchase 144,944,737 shares of common stock under the note and warrant purchase agreement is subject to the satisfaction or waiver of certain conditions, including the approval of this proposal by our stockholders. Also, 110% of the principal and all accrued interest then outstanding under the senior secured promissory notes issued by DSL.net on July 18, 2003 may become due and payable if the additional common stock purchase warrants have not been issued pursuant to the terms and conditions of the note and warrant purchase agreement on or before January 14, 2004, other than as a result of the breach by Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, of any of its obligations under the note and warrant purchase agreement. The issuance of a common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. in connection with the March 5, 2003 letter agreement is subject to the satisfaction of certain conditions, including the approval of this proposal by our stockholders.

            The affirmative votes of DSL.net's stockholders owning of record both (i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, and (ii) a majority of the issued and outstanding Series X preferred stock, voting separately as a series, are required to approve the proposed amendments to our certificate of incorporation to amend the terms of the Series X preferred stock.

            Certain stockholders have entered into a voting agreement which provides, among others things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 4, 5 and 6 described in this proxy statement. As of the record date, those stockholders were the record owners of:

            o approximately 62.49% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, and

            o  100% of the issued and outstanding Series X preferred stock.

As a result, if all of these stockholders vote as required by the voting agreement at the annual meeting, this proposal will be approved.

            In addition, directors and officers of DSL.net who collectively hold of record approximately 953,909 shares of DSL.net common stock, representing approximately .46% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

            DSL.net's board of directors unanimously recommends that you vote FOR the approval of the proposed amendments to our certificate of incorporation to amend the terms of the Series X preferred stock.

                                   PROPOSAL 6

              AMENDMENTS OF DSL.NET'S CERTIFICATE OF INCORPORATION
               TO AMEND THE TERMS OF THE SERIES Y PREFERRED STOCK

            DSL.net's board of directors has approved, subject to the approval of DSL.net's stockholders, amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series Y preferred stock to:

            o provide that the conversion price applicable to the Series Y preferred stock from and after July 18, 2003 is $.4423, which is the conversion price that resulted from the initial issuance of warrants in the July 18, 2003 note and warrant financing;

            o replace the full ratchet anti-dilution adjustment mechanism applicable to the Series Y preferred stock with a weighted average anti-dilution mechanism;

            o exclude from the anti-dilution adjustment mechanism applicable to the Series Y preferred stock certain deemed dilutive issuances of common stock; and

            o extend the redemption date for the Series Y preferred stock from January 1, 2005 to July 18, 2006.

            The text of the specific proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series Y preferred stock is set forth in Appendix B to this proxy statement. You are being asked to consider and act upon a proposal to approve the proposed amendments to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series Y preferred stock.

            We believe that these proposed amendments are in the best interests of DSL.net and its stockholders. The amendments have been proposed in connection with the July 2003 note and warrant financing. The proposed amendment that the conversion price applicable to the Series Y preferred stock be adjusted reflects the adjustment to the Series Y preferred stock conversion price as a result of the issuance of the warrant to purchase 12,950,000 shares of common stock issued to Deutsche Bank AG London, acting through DB Advisors LLC, as investment advisor, pursuant to the terms and conditions of the note and warrant purchase agreement. The proposed amendment that provides that the Series Y preferred stock would have weighted average anti-dilution protection upon certain dilutive issuances, and certain dilutive deemed issuances, of common stock, would minimize the dilutive effect that such issuances would have on the holders of DSL.net common stock. The proposed amendment that would provide that DSL.net will not be required to make any adjustment to the conversion ratio of the Series Y preferred stock upon certain dilutive issuances, and certain dilutive deemed issuances, of common stock, implements a number of technical changes to the language of DSL.net's certificate of incorporation intended to clarify what constitutes a dilutive issuance of common stock. The proposed amendment that would change the date on or after which the holders of at least a majority of the then outstanding shares of Series Y preferred stock may request that DSL.net redeem all (and not less than all) of the outstanding shares of Series Y preferred stock from January 1, 2005 to July 18, 2006 would extend the period of time that must lapse prior to the holders of the Series Y preferred stock exercising their redemption rights. This proposed amendment may delay the optional redemption of the Series Y preferred stock. A summary of the terms of the Series Y preferred stock is set forth under "Description of Capital Stock - Preferred Stock." Each of these proposed amendments was approved by DSL.net's board of directors in connection with the July 2003 note and warrant financing.

            The issuance of additional warrants to purchase 144,944,737 shares of common stock under the note and warrant purchase agreement is subject to the satisfaction or waiver of certain conditions, including the approval of this proposal by our stockholders. Also, 110% of the principal and all accrued interest then outstanding under the senior secured promissory notes issued by DSL.net on July 18, 2003 may become due and payable if the additional common stock purchase warrants have not been issued pursuant to the terms and conditions of the note and warrant purchase agreement on or before January 14, 2004, other than as a result of the breach by Deutsche Bank AG London acting through DB

Advisors LLC, as investment advisor, of any of its obligations under the note and warrant purchase agreement. The issuance of a common stock purchase warrant to VantagePoint Venture Partners III (Q), L.P. in connection with the March 5, 2003 letter agreement is subject to the satisfaction of certain conditions, including the approval of this proposal by our stockholders.

            The affirmative votes of DSL.net stockholders owning of record both
(i) a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, and (ii) a majority of the issued and outstanding Series Y preferred stock, voting separately as a series, are required to approve the proposed amendments to our certificate of incorporation to amend the terms of the Series Y preferred stock.

            Certain stockholders have entered into a voting agreement which provides, among others things, that such stockholders will vote all shares of DSL.net capital stock they hold in favor of Proposals 2, 4, 5 and 6 described in this proxy statement. As of the record date, those stockholders were the record owners of:

            o approximately 62.49% of the combined voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, and

            o  100% of the issued and outstanding Series Y preferred stock.

As a result, if all of these stockholders vote as required by the voting agreement at the annual meeting, this proposal will be approved.

            In addition, directors and officers of DSL.net who collectively hold of record approximately 953,909 shares of DSL.net common stock, representing approximately .46% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

            DSL.net's board of directors unanimously recommends that you vote FOR the approval of the proposed amendments to our certificate of incorporation to amend the terms of the Series Y preferred stock.

                                   PROPOSAL 7

    APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED 2001 STOCK OPTION AND
                                 INCENTIVE PLAN

            In November 2001, the board of directors approved the 2001 Stock Option and Incentive Plan under which 4,000,000 shares of DSL.net common stock were reserved for the issuance of non-qualified stock options and other equity-based awards to employees, consultants and certain new officers. In March 2002, our board of directors approved an Amended and Restated 2001 Stock Option and Incentive Plan, which amended the 2001 Stock Option and Incentive Plan as originally approved to provide for the issuance of options which qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, to provide for the issuance of options and other equity-based awards to directors and officers, and to increase the number of shares of DSL.net common stock reserved for issuance under the 2001 Stock Option and Incentive Plan from 4,000,000 to 20,000,000. The Amended and Restated 2001 Stock Option and Incentive Plan as approved by the board of directors was approved by DSL.net's stockholders in May 2002. You are being asked to consider and act upon a proposal to approve further amendments to the Amended and Restated 2001 Stock Option and Incentive Plan.

            The board of directors has approved amendments to the Amended and Restated 2001 Stock Option and Incentive Plan, subject to the approval of stockholders, to increase the number of shares of DSL.net common stock reserved for issuance from 20,000,000 shares to 45,000,000 shares and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 3,000,000 shares to 5,000,000 shares.

            Our management relies on stock options to attract and retain experienced directors, officers and employees. The board of directors believes that the proposed amendments are essential to permit management to continue to provide long-term, equity-based incentives to present and future employees. As of September 22, 2003, 970,101 shares remained available for grant under the 1999 Stock Plan and 6,699,282 shares remained available for grant under the Amended and Restated 2001 Stock Option and Incentive Plan. As of September 22, 2003, options to purchase an aggregate of 13,300,718 shares of DSL.net common stock have been granted to employees and directors under the Amended and Restated 2001 Stock Option and Incentive Plan. If this amendment is not approved, we may become unable to provide suitable long-term equity-based incentives to our present and future directors, officers and employees. We have not at the present time determined who will receive options to purchase the additional shares of DSL.net common stock that will be authorized for issuance under the Amended and Restated 2001 Stock Option and Incentive Plan, if approved.

            The affirmative vote of stockholders holding at least a majority of the shares of DSL.net capital stock present, or represented by proxy, entitled to vote at the annual meeting is required to approve the amendments to the Amended and Restated 2001 Stock Option and Incentive Plan.

            Directors, officers and stockholders of DSL.net who collectively hold of record 1,184,690 shares of DSL.net common stock and 20,000 shares of Series X preferred stock, representing approximately 54.21% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

            DSL.net's board of directors unanimously recommends that you vote FOR the approval of the amendments to the Amended and Restated 2001 Stock Option and Incentive Plan.

            DESCRIPTION OF THE PLAN

            The Amended and Restated 2001 Stock Option and Incentive Plan is intended to provide stock options and other equity-based awards in DSL.net to employees, directors, officers and consultants of DSL.net and any of its subsidiaries. The text of the amendments to the Amended and Restated 2001 Stock Option and Incentive Plan, amended as proposed above, is attached as Appendix C to this proxy statement. The following is a summary of the Amended and Restated 2001 Stock Option and Incentive Plan.

            The purchase price per share of DSL.net common stock deliverable upon the exercise of an option shall be determined by the board of directors or the compensation committee of the board of directors, provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the fair market value of DSL.net common stock on the day any such incentive stock option is issued. The vesting schedule is determined by the board of directors or the compensation committee, as the case may be. Options granted to existing employees generally provide that 16.67% of the shares under each option become exercisable on the day after the six-month anniversary of the date of grant of each such option, and monthly thereafter become exercisable as to 2.78% of the total number of option shares. Options granted to new employees are generally exercisable as to 25% of the total number of option shares on the first anniversary of such employee's start date, and monthly thereafter become exercisable as to 2.08% of the total number of option shares.

            The Amended and Restated 2001 Stock Option and Incentive Plan is administered by our compensation committee. All decisions of the compensation committee are currently subject to the review and approval of our board of directors. Subject to the provisions of the Amended and Restated 2001 Stock Option and Incentive Plan, the board of directors or the compensation committee, as the case may be, has the authority to select the persons to whom awards are granted and to determine the terms of each award, including the number of shares of DSL.net common stock subject to the award. The board of directors may authorize the President or Chief Executive Officer to approve options to non-officers in accordance with guidelines approved by the board of directors, and the board of directors has so authorized our Chief Executive Officer. In general, an option is not transferable by the recipient except by will or by the laws of descent and distribution, or, in the case of non-qualified stock options, is only transferable to the extent set forth in the agreement relating to the non-qualified stock option or pursuant to a valid domestic relations order.

            Payment of the exercise price of an option may be made in cash, shares of DSL.net common stock, or a combination of both. We may also allow an option to be exercised through a same-day sale program without any cash outlay by the optionee. Unless the grant otherwise provides, if a participant ceases to be an employee or director of, or consultant to, DSL.net, other than by reason of death, no further installment of such participant's options will become exercisable and such options shall terminate after the passage of three months from the date of termination of such participant's services to DSL.net (but no later than such options specified expiration dates). If a participant dies, any options held by such participant may be exercised, to the extent of the number of shares of DSL.net common stock with respect to which such participant could have exercised such option on the date of death, by such participant's personal representatives, heirs or legatees at any time prior to the earlier of the expiration of six months from the date of such death or the expiration of the applicable exercise period.

            The board of directors may amend, suspend or terminate the Amended and Restated 2001 Stock Option and Incentive Plan or any portion thereof at any time. Awards may be modified, amended or rescinded only by written agreement signed by DSL.net and the participant.

            The Amended and Restated 2001 Stock Option and Incentive Plan expires on November 28, 2011, unless sooner terminated by a vote of the DSL.net board of directors. After that date, no further awards may be granted under the Amended and Restated 2001 Stock Option and Incentive Plan, but awards previously granted may extend beyond that date.

            The Amended and Restated 2001 Stock Option and Incentive Plan also provides that, if at any time following a change in control, we terminate an optionee's business relationship with DSL.net or any of our subsidiaries without cause or the optionee terminates his or her business relationship with us for good reason, all options and other awards held by that optionee will immediately vest and become exercisable.

            The Amended and Restated 2001 Stock Option and Incentive Plan provides for the issuance of options, including incentive stock options, and other equity-based awards to employees, officers, directors and consultants. If the amendments to the Amended and Restated 2001 Stock Option and Incentive Plan are approved, the Amended and

Restated 2001 Stock Option and Incentive Plan will authorize the issuance of up to 45,000,000 shares of DSL.net common stock (subject to adjustment for capital changes) pursuant to the exercise of options or other equity-based awards granted under the Amended and Restated 2001 Stock Option and Incentive Plan.

            FEDERAL INCOME TAX CONSEQUENCES.

            The following general rules are currently applicable for United States federal income tax purposes upon the grant and exercise of options to purchase shares of DSL.net common stock pursuant to the Amended and Restated 2001 Stock Option and Incentive Plan:

            INCENTIVE STOCK OPTIONS, OR ISOS. The following general rules are applicable under current federal income tax law to an incentive stock option granted under the Amended and Restated 2001 Stock Option and Incentive Plan.

            1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and no corresponding federal income tax deduction is allowed to DSL.net upon either grant or exercise of an ISO.

            2. If shares acquired upon exercise of an ISO are not disposed of within (i) two years following the date the option was granted or
               (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

            3. If shares acquired upon exercise of an ISO are disposed of before the aforementioned holding periods are met, then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

            4. In any year that an optionee recognizes compensation income as the result of a disqualifying disposition of stock acquired by exercising an ISO, DSL.net generally should be entitled to a corresponding deduction for federal income tax purposes.

            5. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain.

            6. Capital gain or loss recognized by an optionee upon a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

            7. An optionee may be entitled to exercise an ISO by delivering shares of our common stock to us in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

            8. In addition to the tax consequences described above, the exercise of an ISO may result in additional tax liability to the optionee under the alternative minimum tax rules. The Internal Revenue Code provides that an alternative minimum tax will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the DSL.net common stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his or her regular tax liability or the alternative minimum tax. A taxpayer that pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

            9. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

            NON-QUALIFIED OPTIONS. The following general rules are applicable under current federal income tax law to an option that does not qualify as an ISO granted under the Amended and Restated 2001 Stock Option and Incentive Plan:

            1. The optionee generally does not realize any taxable income upon the grant of a non-qualified option, and DSL.net is not allowed a federal income tax deduction by reason of such grant.

            2. The optionee generally will recognize ordinary income at the time of exercise of a non-qualified option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

            3. When the optionee sells the shares acquired in connection with a non-qualified option, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her adjusted tax basis in the shares (generally, the exercise price plus the amount taxed to the optionee as compensation income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

            4. DSL.net generally should be entitled to a corresponding tax deduction for federal income tax purposes when the optionee recognizes ordinary income.

            5. An optionee may be entitled to exercise a non-qualified option by delivering shares of DSL.net common stock to DSL.net in payment of the exercise price. If an optionee exercises a non-qualified option in such fashion, special rules will apply.

            6. Special rules apply if the stock acquired is subject to vesting, or is subject to certain restrictions on resale under Federal securities laws applicable to directors, officers or 10% stockholders.

            AWARDS AND PURCHASES. The following general rules are applicable under current federal income tax law to equity-based awards of stock or the granting of opportunities to make direct stock purchases under the Amended and Restated 2001 Stock Option and Incentive Plan:

            1. Persons receiving DSL.net common stock in connection with an award or purchase generally will recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid.

            2. DSL.net generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such DSL.net common stock is sold, the seller generally will recognize capital gain or loss.

            3. Special rules apply if the stock acquired in connection with an award or purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

EQUITY COMPENSATION PLAN INFORMATION

            The following table provides information as of December 31, 2002 with respect to the shares of the Company's common stock that may be issued under the Company's existing equity compensation plans:

----------------------------- ------------------------ --------------------------- ---------------------------------------
                               Number of Securities             Weighted Average                Number of securities
                                 to be Issued upon             Exercise Price of              Remaining Available for
                                    Exercise of                   Outstanding               Future Issuance Under Equity
                                Outstanding Options                 Options                Compensation Plans (Excluding
  Plan Category                                                                               Securities Reflected in
                                                                                                     Column A)
----------------------------- ------------------------ --------------------------- ---------------------------------------
   Equity Compensation
   Plans Approved by                    23,877,004                   $0.98                           7,208,518
   Shareholders
----------------------------- ------------------------ --------------------------- ---------------------------------------
   Equity Compensation
   Plans Not Approved by                     -                         -                                 -
   Shareholders
----------------------------- ------------------------ --------------------------- ---------------------------------------
   Total                                23,877,004                   $0.98                           7,208,518
----------------------------- ------------------------ --------------------------- ---------------------------------------

                                   PROPOSAL 8

    APPROVAL OF GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF
   COMMON STOCK AT A RATIO WITHIN THE RANGE FROM ONE-FOR-TWO TO ONE-FOR-TWENTY

BACKGROUND

            Our common stock is currently quoted on the Nasdaq SmallCap Market. For our common stock to continue to be quoted on the Nasdaq SmallCap Market, we must satisfy various listing maintenance standards established by The Nasdaq Stock Market, Inc. Among other things, we are required to have stockholders' equity of at least $2.5 million and common stock held by persons other than officers, directors and beneficial owners of greater than 10% of our total outstanding shares, often referred to as the public float, with an aggregate market value of at least $1 million. In addition, at least 300 persons must each own at least 100 shares of our common stock and our common stock must have a minimum bid price of at least $1.00 per share.

            On July 22, 2002, The Nasdaq Stock Market, Inc. transferred the listing of our common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. We applied for such transfer as a result of our non-compliance with Marketplace Rule 4450(a)(5), which required us to maintain a bid price of $1.00 per share for at least 10 consecutive trading days during the 90-day period prior to July 17, 2002 in order to remain qualified for listing on the Nasdaq National Market. On October 16, 2002, The Nasdaq Stock Market, Inc. notified us that, while we had not regained compliance by October 15, 2002 with the $1.00 bid price per share requirement generally required for continued listing on the Nasdaq SmallCap Market, we did continue to meet the initial listing requirements for the Nasdaq SmallCap Market under Marketplace Rule 4310(c)(2)(A). As a result, we had an additional 180 calendar days, or until April 14, 2003, to comply with the minimum bid price of $1.00 per share for 10 consecutive trading days, or such greater number of trading days as The Nasdaq Stock Market, Inc. may determine, in order to remain listed on the Nasdaq SmallCap Market. On March 11, 2003, The Nasdaq Stock Market, Inc. amended its rules to provide that a company that satisfies the initial listing requirements for the Nasdaq SmallCap Market under Marketplace Rule 4310(c)(2)(A) would have an additional 90 days (over the 180 days already contemplated by the Nasdaq SmallCap Market rules) to comply with the minimum bid price of $1.00 per share. On April 15, 2003, The Nasdaq Stock Market, Inc. notified us that, while we had not regained compliance by April 14, 2003 with the $1.00 bid price per share requirement generally required for continued listing on the Nasdaq SmallCap Market, we did continue to meet the initial listing requirements for the Nasdaq SmallCap Market under Marketplace Rule 4310(c)(2)(A). As a result, we had an additional 90 calendar days, or until July 14, 2003, to comply with the minimum bid price of $1.00 per share for 10 consecutive trading days, or such greater number of trading days as The Nasdaq Stock Market, Inc. may determine, in order to remain listed on the Nasdaq SmallCap Market.

            On July 15, 2003, The Nasdaq Stock Market, Inc. notified us that we had not regained compliance with the minimum $1.00 closing bid price per share requirement, as set forth in Marketplace Rule 4310(c)(4), and that, accordingly, our securities would be delisted from the Nasdaq SmallCap Market at the opening of business on July 24, 2003, if no appeal was taken from this determination. On July 18, 2003, we sent notice to The Nasdaq Stock Market, Inc. appealing the delisting determination to a listing qualifications panel. This appeal stayed the delisting of our securities pending the panel's decision. On July 22, 2003, we received notice from The Nasdaq Stock Market, Inc., that our request for a hearing to appeal its decision to delist our securities had been granted and that a hearing was scheduled for August 21, 2003. At the hearing on August 21, 2003, we presented facts and a plan of compliance that we believe may help us regain compliance with the minimum $1.00 per share closing bid price requirement. Based upon our presentation, The Nasdaq Stock Market, Inc. granted an extension to us until November 17, 2003 in order to comply with the minimum bid price requirement. We will achieve compliance with the minimum bid price requirement as long as our common stock closes at a bid price of $1.00 per share or more on or before November 17, 2003 and, immediately thereafter, closes at a bid price of $1.00 per share or more for a minimum of ten consecutive trading days, or such longer period as the Nasdaq Stock Market, Inc. may determine. If a delisting were to occur, DSL.net's common stock may trade on the OTC Bulletin

Board or in the "pink sheets" maintained by the National Quotation Bureau, Inc. These alternatives are generally considered to be less efficient and less broad-based than the Nasdaq National Market or the Nasdaq SmallCap Market.

            In response to this delisting notice, our board of directors considered, deemed advisable and adopted a resolution seeking stockholder approval to grant the board of directors authority to amend DSL.net's certificate of incorporation to effect a reverse stock split, at the discretion of the board of directors pursuant to Section 242(c) of the Delaware General Corporation Law, to be implemented for the purpose of increasing the market price of our common stock above the Nasdaq SmallCap Market's minimum bid requirement of $1.00 per share. The ratio of the reverse stock split that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is in the range from one-for-two to one-for-twenty, with the exact ratio to be established within this range by the board of directors in its sole discretion at the time it elects to effect a split. Approval of this reverse stock split proposal would give the board of directors authority to implement the reverse stock split at any time it determined. In addition, approval of this reverse stock split proposal would also give the board of directors authority to decline to implement a reverse stock split.

            Our board of directors believes that stockholder approval of an exchange ratio range (as opposed to approval of a specified exchange ratio) provides the board of directors with maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of DSL.net and its stockholders. The actual timing for implementation of the reverse stock split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to DSL.net and its stockholders.

            If you approve the grant of discretionary authority to our board of directors to implement a reverse stock split outlined in this Proposal 8 and the board of directors decides to implement the reverse stock split, we will file a certificate of amendment of certificate of incorporation with the Secretary of State of the State of Delaware which will effect a reverse split of the shares of DSL.net's common stock then issued and outstanding at the specific ratio determined by the board of directors. The text of the form of amendments to the certificate of incorporation which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split is set forth in Appendix D to this proxy statement, except that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our board of directors deems necessary and advisable to effect the reverse stock split.

REASONS FOR THE REVERSE STOCK SPLIT

            Our board of directors recommends the approval of this proposal because it believes that the reverse stock split may be an effective means of increasing the per share market price of our common stock in order to maintain our listing on the Nasdaq SmallCap Market.

            NASDAQ LISTING. The primary reason for the reverse stock split would be to increase the per share market price of our common stock. Our common stock was quoted on the Nasdaq National Market from October 1999, when we completed our initial public offering, to July 2002, and has been quoted on the Nasdaq SmallCap Market since July 2002. As mentioned above, on July 22, 2002, The Nasdaq Stock Market, Inc. transferred the listing of our common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. We applied for such transfer as a result of our failure to maintain a $1.00 minimum bid price for at least 10 consecutive trading days during the ninety day period prior to July 17, 2002 as required by the Nasdaq National Market's rules. The Nasdaq SmallCap Market, however, has the same $1.00 minimum bid price per share requirement. Therefore, since DSL.net was unable to demonstrate compliance with this requirement for 10 consecutive trading days during the balance of the compliance period permitted under The Nasdaq Stock Market, Inc. rules, we received notice on July 15, 2003 that our common stock would be delisted from the Nasdaq SmallCap Market on July 24, 2003 if no appeal was taken from this determination. On July 18, 2003 we sent notice to The Nasdaq Stock Market, Inc. that we wished to appeal the delisting determination. The Nasdaq Stock Market, Inc. scheduled a hearing on August 21, 2003 to determine if our common stock would be delisted. Subsequent to the hearing, The Nasdaq Stock Market, Inc. granted an extension to us until November 17, 2003 in order to comply with the $1.00 minimum bid price requirement.

            Our board of directors believes that delisting from the Nasdaq SmallCap Market could potentially adversely affect (i) the liquidity and marketability of shares of our common stock; (ii) the trading price of our common stock; and (iii) our relationships with vendors and customers. Our board of directors also believes that the Nasdaq SmallCap Market provides a broader market for DSL.net's common stock than would the OTC Bulletin Board or the "pink sheets" and is, therefore, preferable to that alternative. Our common stock is currently quoted on the Nasdaq SmallCap Market under the symbol "DSLN." During the period from September 22, 2002 to September 22, 2003, the closing sales price per share of DSL.net's common stock ranged from a high of $1.07 to a low of $.29. The closing sales price on September 22, 2003 was $.72. Our board of directors believes that a reverse stock split may have the effect of increasing the trading price of DSL.net's common stock to a level high enough to satisfy the Nasdaq Stock Market, Inc. $1.00 per share minimum bid price requirement for continued listing of our common stock on the Nasdaq SmallCap Market, and that a reverse stock split would be an effective means available to avoid a delisting of our common stock.

            Stockholders should note that the effect of the reverse stock split upon the market price for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after the reverse stock split will be two to twenty times, as applicable, the price for shares immediately prior to the reverse stock split. Furthermore, there can be no assurance that the market price of our common stock immediately after the proposed reverse stock split will be maintained for any period of time. Even if an increased share price can be maintained, the reverse stock split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the reverse stock split negatively, there can be no assurance that the reverse stock split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

            While we expect the reverse stock split to be sufficient to prevent The Nasdaq Stock Market, Inc. from delisting our common stock, it is possible that, even if the reverse stock split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy the additional criteria for continued listing on the Nasdaq SmallCap Market. These additional criteria consist of maintaining (i) stockholders equity of at least $2.5 million or a market value of our listed securities of at least $35 million or net income from continuing operations of at least $500,000, (ii) a public float of at least 500,000 shares of common stock, (iii) a market value of public float of at least $1 million, (iv) at least 300 shareholders (round lot holders), (v) at least two market makers for our common stock and (vi) compliance with certain corporate governance requirements. We believe that we satisfy all of these other maintenance criteria as of September 22, 2003. There can be no assurance, however, that we will be successful in continuing to meet all requisite maintenance criteria.

BOARD DISCRETION TO IMPLEMENT REVERSE STOCK SPLIT

                 If you approve the grant of discretionary authority to implement a reverse stock split outlined in this Proposal 8, the reverse stock split will be effected, if at all, only upon a determination by our board of directors that the reverse stock split is in the best interests of DSL.net and its stockholders. Such determination shall be based upon certain factors, including meeting the listing requirements for the Nasdaq SmallCap Market, existing and expected marketability and liquidity of our common stock, prevailing market conditions and the likely effect on the market price of our common stock. Notwithstanding approval of the grant of discretionary authority to implement a reverse stock split by our stockholders, our board of directors may, in its sole discretion, determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effect a reverse stock split, as permitted under Section 242(c) of the Delaware General Corporation Law.

EFFECT OF THE REVERSE STOCK SPLIT ON REGISTRATION AND VOTING RIGHTS

            Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934. The reverse stock split would not affect the registration of our common stock under such Act. After the reverse stock split, our common stock would continue to be reported on the Nasdaq SmallCap Market under the symbol "DSLN" (although The Nasdaq

Stock Market, Inc. would likely add the letter "D" to the end of the trading symbol for a period of 20 trading days to indicate that the reverse stock split has occurred), if we remained listed on the Nasdaq SmallCap Market.

            Proportionate voting rights and other rights of the holders of our common stock would not be affected by the reverse stock split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse stock split would continue to hold 2% of the voting power of the outstanding shares of our common stock after the reverse stock split. Although the reverse stock split would not affect the rights of stockholders or any stockholder's proportionate equity interest in DSL.net (subject to the treatment of fractional shares), the number of authorized shares of our common stock would not be reduced and would increase significantly the ability of our board of directors to issue such authorized and unissued shares without further stockholder action. The number of stockholders of record would not be affected by the reverse stock split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the reverse stock split).

EFFECT OF THE REVERSE STOCK SPLIT ON THE AUTHORIZED BUT UNISSUED SHARES OF COMMON STOCK

            The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse stock split. For example, based on the 88,426,528 shares of DSL.net common stock outstanding on September 22, 2003, and the 400,000,000 shares of our common stock that are authorized under the certificate of incorporation (without giving effect to Proposal 3 described in this proxy statement), a one-for-twenty reverse stock split would have the effect of decreasing the number of issued and outstanding shares of our common stock from 88,426,528 to 4,421,326, and increasing the number of authorized but unissued shares of DSL.net common stock from 311,573,472 to 395,578,674. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock. The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of DSL.net through a transaction opposed by our board of directors.

EFFECT OF THE REVERSE STOCK SPLIT ON STOCK OPTIONS AND PAR VALUE

            The reverse stock split would reduce the number of shares of our common stock available for issuance under our Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, our 1999 Employee Stock Purchase Plan and our Amended and Restated 2001 Stock Option Plan in proportion to the exchange ratio of the reverse stock split. The number of shares of our common stock currently authorized for issuance but unissued at September 22, 2003 under our Amended and Restated 1999 Stock Plan is 7,590,328, the Vector Internet Series Inc. 1997 Stock Option Plan and the Vector Internet Services Inc. 1999 Stock Option Plan is 560,364, our Employee Stock Purchase Plan is 215,496 and our Amended and Restated 2001 Stock Option Plan is 17,503,318 (prior to giving effect to the reverse stock split). The par value of our common stock would remain at $0.0005 per share following the effective time of the reverse stock split, while the number of shares of our common stock issued and outstanding would be reduced.

            We also have outstanding certain options to purchase shares of our common stock. Under the terms of the outstanding stock options, the reverse stock split will effect a reduction in the number of shares of our common stock issuable upon exercise of such stock options in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of such outstanding stock options. In connection with the reverse stock split, the number of shares of our common stock issuable upon exercise of outstanding stock options will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

EFFECT OF THE REVERSE STOCK SPLIT ON PREFERRED STOCK

            The reverse stock split would reduce the number of shares of our common stock issuable upon conversion of our Series X and Series Y preferred stock by increasing the conversion price of the Series X and Series Y preferred stock, as the case may be, in proportion to the exchange ratio of the reverse stock split in accordance with the terms of our certificate of incorporation. We currently have 20,000 shares of Series X preferred stock issued and outstanding. Each share of Series X preferred stock is convertible into approximately 5,555.56 shares of our common stock. We currently have 7,782 shares of Series Y preferred stock issued and outstanding. Each share of Series Y preferred stock is convertible into 2,260.91 shares of our common stock. The par value of the Series X and Series Y preferred stock would remain at $0.001 per share following the effective time of the reverse stock split, and the number of shares of Series X preferred stock and Series Y preferred stock issued and outstanding would remain unchanged.

EFFECT OF THE REVERSE STOCK SPLIT ON WARRANTS

            As of September 22, 2003, we had outstanding warrants to purchase an aggregate of 25,983,314 shares of our common stock. In addition, if Proposals 2, 4, 5 and 6 in this proxy statement are approved and required regulatory approvals, if any, are obtained from certain state public utility commissions, we will issue common stock purchase warrants to purchase an additional 144,944,737 shares of common stock pursuant to the terms and conditions of the note and warrant purchase agreement. Moreover, if Proposals 2, 3, 5 and 6 in this proxy statement are approved we intend to issue a common stock purchase warrant to purchase 2,260,909 shares of common stock to VantagePoint Venture Partners (Q) III, L.P. in connection with the March 5, 2003 letter agreement. Under the terms of our outstanding warrants or the additional warrants when issued as described herein, the reverse stock split will effect a reduction in the number of shares of our common stock issuable upon exercise of such warrants in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise price of such outstanding warrants. In connection with the reverse stock split, the number of shares of our common stock issuable upon exercise of outstanding warrants will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

EFFECTIVE DATE

            If the proposed grant of discretionary authority to implement a reverse stock split is approved by you and the board of directors elects to proceed with a reverse stock split, the reverse stock split would become effective as of 5:00 p.m. eastern time on the date of filing of the certificate of amendment to our certificate of incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on such date, shares of our common stock issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, combined and converted into new shares of our common stock in accordance with the reverse stock split ratio determined by our board of directors within the limits set forth in this Proposal 8.

EXCHANGE OF STOCK CERTIFICATES

            Shortly after the effectiveness of the stock split, each holder of an outstanding certificate theretofore representing shares of DSL.net common stock will receive from American Stock Transfer & Trust Company, as DSL.net's exchange agent for the reverse stock split, instructions for the surrender of such certificate to the exchange agent. Such instructions will include a form of transmittal letter to be completed and returned to the exchange agent. As soon as practicable after the surrender to the exchange agent of any certificate that prior to the reverse stock split represented shares of DSL.net common stock, together with a duly executed transmittal letter and any other documents the exchange agent may specify, the exchange agent shall deliver to the person in whose name such certificate had been issued certificates registered in the name of such person representing the number of full shares of DSL.net common stock into which the shares of DSL.net common stock previously represented by the surrendered certificate shall have been reclassified and a check for any amounts to be paid in cash in lieu of any fractional share. Until surrendered as contemplated herein, each certificate that immediately prior to the reverse stock split represented any shares of DSL.net common stock shall be deemed at and after the reverse stock split to represent the number of full shares of DSL.net common stock contemplated by the preceding sentence. Each certificate representing shares of DSL.net common stock issued in connection with the reverse stock split will continue to bear any legends restricting the transfer of such shares that were borne by the surrendered certificates representing the shares of DSL.net common stock.

            No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any certificate that prior to approval of the reverse stock split represented any shares of DSL.net common stock, except that if any certificates of DSL.net common stock are to be issued in a name other than that in which the certificates for shares of DSL.net common stock surrendered are registered, it shall be a condition of such issuance that (i) the person requesting such issuance shall pay to DSL.net any transfer taxes payable by reason thereof (or prior to transfer of such certificate, if any) or establish to the satisfaction of DSL.net that such taxes have been paid or are not payable, (ii) such transfer shall comply with all applicable federal and state securities laws, and (iii) such surrendered certificate shall be properly endorsed and otherwise be in proper form for transfer.

NO APPRAISAL RIGHTS

            Under Delaware law, stockholders of DSL.net would not be entitled to dissenter's or appraisal rights with respect to the reverse stock split.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

            In lieu of receiving a stock certificate for any fractional shares to which a holder of DSL.net common stock would otherwise be entitled as a result of the reverse stock split, DSL.net may, at its option, pay cash equal to the fair value of such fractional share as of the time when the holder entitled to receive such fractional share is determined.

FEDERAL INCOME TAX CONSEQUENCES

            The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. DSL.net has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

            In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of DSL.net common stock in exchange for their old shares of DSL.net common stock. DSL.net believes that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in DSL.net's assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects: a stockholder who receives solely a reduced number of shares of DSL.net common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of DSL.net common stock will equal the stockholder's basis in its old shares of DSL.net common stock. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Internal Revenue Code, which distribution will be taxed as either a distribution under Section 301 of the Internal Revenue Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of DSL.net common stock will equal the stockholder's basis in its old shares of DSL.net common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash, and the holding period of the post-effective reverse stock split shares received will include the holding period of the pre-effective reverse stock split shares exchanged.

            DSL.net will not recognize any gain or loss as a result of the reverse stock split.

VOTE REQUIRED

            The affirmative vote of DSL.net stockholders owning of record at least a majority of the voting power of the issued and outstanding DSL.net common stock, Series X preferred stock and Series Y preferred stock, voting together as a single class, is required to approve this Proposal 8.

            Certain directors, officers and stockholders of DSL.net who collectively hold of record 1,184,690 shares of DSL.net common stock and 20,000 shares of Series X preferred stock, representing approximately 54.21% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote such shares in favor of this proposal.

            DSL.net's board of directors recommends that you vote FOR the approval of the grant of discretionary authority to our board of directors to amend DSL.net's certificate of incorporation to effect a reverse stock split of common stock at a ratio within the range from one-for-two to one-for-twenty.

                                   PROPOSAL 9

                     RATIFICATION AND SELECTION OF AUDITORS

            The board of directors has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2003. It is expected that a member of the firm will be present at the annual meeting with the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

            Stockholder ratification of the independent public accountants of DSL.net is not required under Delaware law or under our certificate of incorporation or by-laws. If you do not ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants of DSL.net for the fiscal year ending December 31, 2003, the board of directors will evaluate what action would be in the best interests of DSL.net and you and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before considering changing independent public accountants.

            The affirmative vote of stockholders holding at least a majority of the voting power of the issued and outstanding DSL.net capital stock present or represented by proxy at the meeting is required to ratify the selection of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.

            Directors, officers and stockholders of DSL.net who collectively hold of record 1,184,690 shares of DSL.net common stock and 20,000 shares of Series X preferred stock, representing approximately 54.21% of the combined voting power of the issued and outstanding DSL.net capital stock, have indicated their present intention to vote shares in favor of this proposal.

            DSL.net's board of directors unanimously recommends that you vote FOR the ratification of this selection.

AUDIT FEES

            For the fiscal year ended December 31, 2002, the aggregate fees billed for professional services and related expenses for the audit of our annual financial statements and the review of each of the financial statements included in our quarterly reports on Form 10-Q for fiscal year 2002 were $375,350.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

            For the fiscal year ended December 31, 2002, we incurred no fees from our independent public accountants for the operation of, or the supervision of the operation of, our financial information systems or our local area network or for the design or implementation of the hardware or software systems used to process information that is significant to our financial statements.

ALL OTHER FEES

            In addition to the fees enumerated in the paragraphs above, we were billed an additional $27,900 for services rendered to us by our independent public accountants for the fiscal year ended December 31, 2002. The audit committee has determined that the provision of these services by PricewaterhouseCoopers, LLP is compatible with the accountants' independence.

                          DESCRIPTION OF CAPITAL STOCK
GENERAL

            Our authorized capital stock consists of 400,000,000 shares of common stock, with a par value of $.0005 per share, and 20,000,000 shares of preferred stock, with a par value of $.001 per share. If the proposed amendment to our certificate of incorporation described in this proxy statement to increase the authorized shares of common stock and capital stock is approved by you and implemented, our board of directors will have the discretion to increase the number of authorized shares of common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of DSL.net capital stock from 420,000,000 shares up to 820,000,000 shares.

COMMON STOCK

            As of September 22, 2003, there were 88,426,578 shares of DSL.net common stock outstanding and held of record by 603 stockholders.

            Subject to the rights of the holders of any outstanding shares of preferred stock, holders of common stock are entitled to one vote per share for each share held of record on all matters submitted to a vote of stockholders. Holders of common stock may not take any action by written consent in lieu of a stockholders meeting. Holders of common stock are entitled to receive ratably such lawful dividends as may be declared by our board of directors. However, these dividends are subject to preferences that may be applicable to the holders of any outstanding shares of preferred stock. In the event of a liquidation, dissolution or winding up of the affairs of DSL.net, whether voluntary or involuntary, the holders of common stock will be entitled to receive pro rata all of our remaining assets available for distribution to our stockholders. Any such pro rata distribution would be subject to the rights of the holders of any outstanding shares of preferred stock. The common stock has no preemptive, redemption, conversion or subscription rights. The rights, powers, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of the Series X preferred stock, Series Y preferred stock or any other series of preferred stock which we may designate and issue in the future.

PREFERRED STOCK

            Of the 20,000,000 authorized shares of preferred stock, 20,000 shares have been designated as Series X preferred stock, 15,000 shares have been designated as Series Y preferred stock and 19,965,000 shares remain undesignated. As of September 22, 2003, 20,000 shares of Series X preferred stock were outstanding and held of record by four stockholders, and 7,782 shares of Series Y preferred stock were outstanding and held of record by 10 stockholders.

            Our board of directors is authorized, subject to any limitations prescribed by Delaware law, without further stockholder approval, to issue from time to time up to an additional 19,965,000 shares of preferred stock, in one or more series. Our board of directors is also authorized, subject to the limitations prescribed by Delaware law, to establish the number of shares to be included in each series and to fix the voting powers, preferences, qualifications and special or relative rights or privileges of each series. Our board of directors is authorized to issue preferred stock with voting, conversion and other rights and preferences that could adversely affect the voting power or other rights of the holders of common stock.

            We have no current commitments to issue any preferred stock. The issuance of preferred stock or of rights to purchase preferred stock, however, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a controlling interest in DSL.net.

            SERIES X AND SERIES Y PREFERRED STOCK. The following is a summary of the rights, powers, preferences and privileges of the Series X and Series Y preferred stock.

            The holders of Series X and Series Y preferred stock are entitled to receive cumulative dividends of $120.00 per share per annum when and as declared by the DSL.net board of directors. All such dividends accrue monthly and are payable in cash, except in the case of the conversion of the Series X or Series Y preferred stock, as the case may be, into common stock, in which case dividends may be paid, at the sole option of DSL.net, in shares of DSL.net common stock. Notwithstanding the foregoing, accrued but unpaid dividends are payable upon the earliest to occur of:

            o the liquidation, dissolution, winding up or change in control (as described below) of DSL.net,

            o the conversion of the Series X or Series Y preferred stock, as the case may be, into common stock, and

            o the redemption of the Series X or Series Y preferred stock, as the case may be.

            In the event of the liquidation, dissolution or winding up of DSL.net, the holders of Series X and Series Y preferred stock are entitled to $1,000 per share plus all unpaid accrued dividends (whether or not declared) on a pari passu basis. Remaining assets, if any, shall be distributed to the holders of Series X preferred stock, Series Y preferred stock, common stock and any other class or series of DSL.net capital stock that is not limited to a fixed sum or percentage of assets on a pro rata basis assuming full conversion of all preferred stock (regardless of whether or not such shares are then convertible). With respect to each of the Series X and Series Y preferred stock, unless a majority of the holders of the then outstanding Series X or Series Y preferred stock, as the case may be, voting separately as a class, elects otherwise, a change of control effected by an acquisition, merger or consolidation which results in a majority ownership change, or the sale of all or substantially all of the assets, of DSL.net shall be deemed to be a liquidation of DSL.net for such series of preferred stock.

            At the option of the holder thereof, each share of Series X preferred stock may be converted into approximately 5,555.56 shares of common stock, subject to adjustment for certain subsequent dilutive issuances and stock splits. If the proposed amendments to our certificate of incorporation described in Proposal 5 in this proxy statement relating to the amendment of the terms of the Series X preferred stock are approved by you, the Series X preferred stock will be provided weighted average anti-dilution protection upon dilutive issuances of common stock or securities of DSL.net convertible into or exercisable for common stock. Currently, the Series X preferred stock is provided full-ratchet anti-dilution protection upon dilutive issuances of common stock or securities of DSL.net convertible into or exercisable for common stock. The Series X preferred stock automatically converts into common stock upon the close of business on the date on which the closing sale price of the common stock on the Nasdaq Stock Market has exceeded $2.50 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for a period of 45 consecutive trading days commencing after May 13, 2002.

            At the option of the holder thereof, each share of Series Y preferred stock may be converted into 2,260.91 shares of common stock, subject to adjustment for certain subsequent dilutive issuances and stock splits. If the proposed amendments to our certificate of incorporation described in Proposal 6 in this proxy statement relating to the amendment of the terms of the Series Y preferred stock are approved by you, the Series Y preferred stock will be provided weighted average anti-dilution protection upon dilutive issuances of common stock or securities of DSL.net convertible into or exercisable for common stock. Currently, the Series Y preferred stock is provided full-ratchet anti-dilution protection upon dilutive issuances of common stock or securities of DSL.net convertible into or exercisable for common stock. The Series Y preferred stock will automatically convert into common stock upon the close of business on the date on which the closing sale price of the common stock on the Nasdaq Stock Market has exceeded $2.50 per share (as adjusted for any stock splits, stock dividends, recapitalizations or the like) for a period of 45 consecutive trading days commencing on or after June 26, 2002.

            Each share of Series X and Series Y preferred stock has the right to approximately 5,555.56 and 978.5 votes, respectively, and, except as otherwise provided in DSL.net's certificate of incorporation or required by law, votes together with all other classes and series of capital stock of DSL.net as a single class on all actions to be taken by the DSL.net stockholders. The holders of Series X and Y preferred stock may act by written consent. So long as at least 50% of the Series X preferred stock issued under the Series X purchase agreement remains outstanding, the Series X preferred stockholders have the right to elect a majority of the members of DSL.net's board of directors. With respect to each of the Series X and Series Y preferred stock, so long as at least 25% of the shares of such series of preferred stock originally issued remains outstanding, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of such series of preferred stock, voting as a separate series, DSL.net is not permitted to:

            o authorize or issue, or obligate itself to issue, any equity-related securities having rights, preferences or privileges senior to such series of preferred stock;

            o alter or change the rights, preferences or privileges of such series of preferred stock so as to adversely affect the shares of such series of preferred stock; or

            o  authorize any reclassification of such series of preferred stock.

            If the proposed amendments to our certificate of incorporation described in this proxy statement to amend the terms of the Series X and Series Y preferred stock are approved by you and implemented, the Series X and Series Y preferred stock will be redeemable on a pari passu basis with each other, and any other class or series of DSL.net capital stock entitled to redemption that is on parity with the Series X or Series Y preferred stock, in each case, at the option of a majority of the then outstanding shares of Series X or Series Y preferred stock, as the case may be, voting as a separate series, at any time on or after July 18, 2006 at a price equal to $1,000 per share plus all unpaid accruing dividends (whether or not declared). If the proposed amendments to our certificate of incorporation are not approved by you or implemented, the Series X and Series Y preferred stock will be redeemable on a pari passu basis with each other, and any other class or series of DSL.net capital stock entitled to redemption that is on parity with the Series X or Series Y preferred stock, in each case, at the option of a majority of the then outstanding shares of Series X or Series Y preferred stock, as the case may be, voting as a separate series, at any time on or after January 1, 2005 at a price equal to $1,000 per share plus all unpaid accruing dividends (whether or not declared).

WARRANTS

            As of September 22, 2003, we had outstanding warrants to purchase an aggregate of 25,983,314 shares of common stock.

            On November 18, 1998, we issued warrants to purchase an aggregate of 83,314 shares of our common stock to VantagePoint Venture Partners 1996, L.P. and VantagePoint Communications Partners, L.P. at an exercise price of $0.375 per share, that are exercisable, in whole or in part, at any time or from time to time, until November 18, 2003. These warrants contain certain protections against dilution resulting from stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets.

            On December 27, 2002 and March 26, 2003, we issued warrants to purchase an aggregate of 12,950,000 shares of our common stock to the VantagePoint entities and certain entities affiliated with Columbia Capital at an exercise price of $0.50 per share, that are exercisable, in whole or in part, at any time or from time to time, until December 27, 2012 and March 26, 2013, respectively. These warrants contain certain protections against dilution resulting from stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets.

            In addition, on August 12, 2003, we issued a warrant to purchase an aggregate of 12,950,000 shares of our common stock to Deutsche Bank AG London acting through DB Advisors LLC, as investment advisor, at an exercise price of $0.38 per share. This warrant will become exercisable, in whole or in part, at any time or from time to time until July 18, 2006, upon the date that is the earlier of (i) such time as we have obtained stockholder approval of Proposals 2, 4, 5 and 6 described in this proxy statement and have issued additional warrants to the note and warrant investors pursuant to the terms and conditions of the note and warrant purchase agreement or (ii) our failure to pay the termination amount set forth in section 1.5 of the note and warrant purchase agreement on or before the second business day after our receipt of written notice that the termination amount is due. These warrants contain certain protections against dilution resulting from dilutive issuances, stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets.

            Pursuant to the terms and conditions of the note and warrant purchase agreement, subject to your approval of Proposals 2, 4, 5 and 6 described in this proxy statement and our receipt of required regulatory approvals, if any, from certain state public utility commissions, we will issue warrants to purchase an aggregate of 144,944,737 shares of our common stock to the note and warrant financing investors at an exercise price of $0.38 per share. These warrants will be immediately exercisable, in whole or in part, at any time until July 18, 2006. These warrants will contain certain protections against dilution resulting from dilutive issuances, stock splits, stock dividends and our consolidation or merger with or into another person or sale of all or substantially all of our assets.

            Finally, in connection with the note and warrant financing and a letter agreement dated March 5, 2003 between DSL.net and VantagePoint Venture Partners III (Q), L.P., DSL.net became authorized to issue a common stock purchase warrant to purchase 2,260,909 shares of common stock to VantagePoint Venture Partners III (Q), L.P. subject to your approval of Proposals 2, 3, 4, 5 and 6 described in this proxy statement. Such warrant will be exercisable immediately upon issuance at an exercise price of $0.4423 per share until July 18, 2006.

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF OUR CERTIFICATE OF INCORPORATION AND BY-LAWS AND DELAWARE GENERAL CORPORATION LAW

            Our certificate of incorporation and by-laws and the Delaware General Corporation Law contain certain provisions that could be deemed to have anti-takeover effects. These provisions could discourage, delay or prevent a change in control of DSL.net or an acquisition of DSL.net at a price which many stockholders may find attractive. The existence of these provisions could limit the price that investors might be willing to pay in the future for shares of our common stock.

            CERTIFICATE OF INCORPORATION AND BY-LAWS. Our certificate of incorporation provides that the board of directors will be divided into three classes as nearly equal in size as possible with staggered three-year terms. In addition, our certificate of incorporation provides, as long as at least 50% of the Series X preferred stock issued pursuant to the Series X preferred stock purchase agreement remains outstanding, the holders of the Series X preferred stock, voting as a separate series, shall be entitled to elect a majority of the total number of members of our board of directors. To the extent possible, the directors so elected by the holders of the Series X preferred stock are required to be divided evenly among the three classes of our board of directors. Further, our certificate of incorporation provides that any director other than the directors elected by the holders of the Series X preferred stock may be removed, but only for cause, by the vote of the holders of at least 75% of the shares entitled to vote for the election of directors. Any director elected by the holders of the Series X preferred stock may be removed, with or without cause, by the affirmative vote of the holders of a majority of the then outstanding shares of Series X preferred stock entitled to vote generally in the election of directors, voting as a separate series. These provisions could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of DSL.net.

            Our by-laws provide that, except as otherwise provided by law or our certificate of incorporation, newly created directorships resulting from an increase in the authorized number of directors or vacancies on our board of directors may be filled only by:

            o a majority of the directors then in office, even if less than a quorum is then in office; or

            o  the sole remaining director.

            Our certificate of incorporation provides that any vacancy in any directorship elected by the holders of the Series X preferred stock, however occurring, may be filled by the vote of a majority of the directors elected by the holders of the Series X preferred stock then in office, even if less than a quorum. These provisions prevent a stockholder from enlarging our board of directors and filling the new directorships with such stockholder's own nominees without our board of directors' approval.

            These provisions of our certificate of incorporation and by-laws may have the effect of discouraging a third party from initiating a proxy contest, making a tender offer or otherwise attempting to gain control of DSL.net, or of attempting to change the composition or policies of our board of directors, even though such actions might be beneficial to DSL.net or its stockholders.

            Our by-laws provide that, unless otherwise prescribed by law or our certificate of incorporation, only a majority of our board of directors, the Chairman of the board of directors or the President is able to call a special meeting of stockholders. Our certificate of incorporation provides that, unless otherwise prescribed by law, holders of our common stock may only take action at a duly called and convened annual or special meeting of stockholders. Holders of preferred stock may act by written consent in lieu of a meeting when voting or acting as a separate class or series. In addition, the DSL.net by-laws provide that holders of preferred stock may act by written consent. These provisions, taken together, prevent holders of common stock from forcing consideration by the stockholders of stockholder proposals over the opposition of our board of directors, except at an annual meeting.

            Our by-laws also establish an advance notice procedure for stockholders to make nominations of candidates for election as directors, or to bring other business before an annual meeting of our stockholders. Under the notice procedure, notice of stockholder nominations or proposals to be made at an annual meeting or a special meeting in lieu of an annual meeting generally must be received by us not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement delivered to the stockholders in connection with the preceding year's annual meeting. However, if the number of directors to be elected to our board of directors is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased board of directors at least 120 days prior to the first anniversary of the preceding year's annual meeting, then notice must be received not later than the 10th day following the day such public disclosure was made. The notice will be timely only with respect to any director nominees for any position caused by the increase in our board of directors. Notice of stockholder nominations or proposals to be made at a special meeting called by our board of directors for the purpose of electing one or more directors (other than a special meeting in lieu of an annual meeting), must be received not earlier than the 90th day prior to such special meeting nor later than the close of business on the 60th day prior to such special meeting or, if later, the 10th day following the day such public disclosure was made. These notices must contain certain prescribed information.

            The notice procedure affords our board of directors an opportunity to consider the qualifications of proposed director nominees or the merit of stockholder proposals, and, to the extent deemed appropriate by our board of directors, to inform stockholders about such matters. The notice procedure also provides a more orderly procedure for conducting meetings of stockholders. Our by-laws do not give our board of directors any power to approve or disapprove stockholder nominations for the election of directors or proposals for action. However, the notice procedure may prevent a contest for the election of directors or the consideration of stockholder proposals. This could deter a third party from soliciting proxies to elect its own slate of directors or to approve its own proposal if the proper advance notice procedures are not followed, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to DSL.net and its stockholders.

            DELAWARE GENERAL CORPORATION LAW. Our certificate of incorporation authorizes the board of directors, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to stockholders. Such factors may include:

            o the interests of our stockholders, including the possibility that these interests might be best served by the continued independence of DSL.net;

            o whether the proposed transaction might violate Federal or state laws;

            o the consideration being offered in the proposed transaction in relation to the then current market price for our outstanding capital stock, as well as in relation to the market price for our capital stock over a period of years, the estimated price that might be achieved in a negotiated sale of DSL.net as a whole or in part or through orderly liquidation, the premiums over a market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and our financial condition and future prospects; and

            o the social, legal and economic effects upon employees, suppliers, customers, creditors and others having similar relationships with DSL.net, upon the communities in which we conduct our business and upon the economy of the state, region and nation.

            The foregoing provisions could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party acquiring, control of DSL.net.

            We are subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder. Section 203 does not apply if:

            o prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

            o upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

            o at or subsequent to such time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

The application of Section 203 may limit the ability of stockholders to approve a transaction that they may deem to be in their best interests.

            Section 203 defines "business combination" to include:

            o any merger or consolidation involving the corporation and the interested stockholder;

            o any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation to or with the interested stockholder;

            o subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

            o any transaction involving the corporation which has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

            o the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

            In general, Section 203 defines an "interested stockholder" as any entity or person who beneficially owns 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the past three years, and any entity or person associated with, affiliated with or controlling or controlled by such entity or person.

            LIMITATION OF LIABILITY. Our certificate of incorporation provides that no director or officer of DSL.net shall be personally liable to us or to our stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability:

            o for any breach of the director's duty of loyalty to us or our stockholders;

            o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

            o under Section 174 of the Delaware General Corporation Law, relating to unlawful payment of dividends or unlawful stock purchase or redemption of stock; or

            o for any transaction from which the director derives an improper personal benefit.

            Our certificate of incorporation further provides for the indemnification of, and advancement of expenses to, our directors and officers to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, including circumstances in which indemnification is otherwise discretionary. A principal effect of these provisions is to limit or eliminate the potential liability of our directors and officers for monetary damages arising from breaches of their duty of care, subject to certain exceptions. These provisions may also shield directors and officers from liability under federal and state securities laws.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires DSL.net's directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulations of the Securities and Exchange Commission to furnish DSL.net with copies of all such filings. Based solely on our review of copies of such filings received with respect to the fiscal year ended December 31, 2002 and written representations from certain persons, DSL.net believes that all such persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2002, except that Mr. John Jaser, Columbia Capital Equity Partners III (QP) L.P., Columbia Capital Equity Partners III (AI) L.P. and Columbia Capital Equity Partners II (QP) L.P. each failed to timely report one transaction.

                              STOCKHOLDER PROPOSALS

            DSL.net currently expects to hold its next annual meeting of stockholders in May 2004. Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of DSL.net must have been received at DSL.net's principal executive offices not later than a reasonable time before DSL.net begins to print and mail its proxy materials. Under the DSL.net's by-laws, the deadline for providing timely notice to DSL.net of matters that stockholders otherwise desire to introduce at the next annual meeting of stockholders of DSL.net is no earlier than the close of business on the later of the sixtieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the DSL.net. DSL.net may exercise its discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of stockholders if notice concerning proposal of such matter was not received a reasonable time before DSL.net mails its proxy materials in connection with such annual meeting. If a stockholder makes a timely notification, the persons appointed as proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by DSL.net, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

                            EXPENSES AND SOLICITATION

            The cost of soliciting proxies will be borne by DSL.net. In addition to soliciting stockholders by mail, the directors, officers and other employees of DSL.net may, without receiving additional compensation, solicit proxies personally or by telephone. Solicitation by directors, officers and other employees of DSL.net may also be made of some stockholders of DSL.net in person or by mail, telephone or telegraph following the original solicitation. DSL.net may request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the owners of stock of DSL.net held in their names and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs incurred in connection with the distribution of such proxy materials.

            We have adopted a procedure approved by the Securities and Exchange Commission called "householding" for certain holders of DSL.net common stock. Under this procedure, multiple holders of DSL.net common stock who share the same last name and address may receive only one copy of our annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees.

            If you wish to opt-out of householding and continue to receive multiple copies of our annual proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of our annual proxy materials, by notifying us in writing or by telephone at: DSL.net, Inc.,
Attention: Investor Relations, 545 Long Wharf Drive, New Haven, Connecticut, 06511, (203) 772-1000. You also may request additional copies of our annual proxy materials by notifying us in writing or by telephone at the same address or telephone number.

            If you share an address with another holder of DSL.net common stock and currently are receiving multiple copies of our annual proxy materials, you may inquire about your eligibility for householding by contacting us at the above-referenced address or telephone number.

                           INCORPORATION BY REFERENCE

            The following information is incorporated herein by reference from DSL.net's Annual Report to Stockholders for the fiscal year ended December 31, 2002, a copy of each which is delivered concurrently with this proxy statement:

            o DSL.net's audited financial statements as of December 31, 2001 and 2002 and for the years ended December 31, 2000, 2001 and 2002; and

            o Management's Discussion and Analysis of Financial Condition and Results of Operations.

            To the extent this proxy statement has been or will be specifically incorporated by reference into any filing by DSL.net under the Securities Act of 1933, or the Securities Exchange Act of 1934, the sections of the proxy statement entitled "Compensation Committee Report on Executive Compensation," "Audit Committee Report" and "Stock Performance Graph" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

                                                                      APPENDIX A
                                                                      ----------

        PROPOSED AMENDMENTS TO THE TERMS OF THE SERIES X PREFERRED STOCK

                 The following specified sections of the certificate of designation of the Series X preferred stock, which constitutes a part of DSL.net's certificate of incorporation, are proposed to be amended. Language that is proposed to be inserted appears underlined in bold type face, and language that is proposed to be deleted appears with a line drawn through it.

                 Section 3(d) of the certificate of designation of Series X preferred stock would be amended to replace the full ratchet anti-dilution adjustment mechanism applicable to the Series X preferred stock with a weighted average anti-dilution mechanism. As proposed to be amended, the full text of
Section 3(d) of the certificate of designation of Series X preferred stock would read as follows:

             (d) Adjustment of Price Upon Issuance of Common Stock. Except as
            provided in subsections 3(e) and 3(f), if and whenever the Corporation shall issue or sell, or is, in accordance with subsections 3(d)(i) through 3(d)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) (the "Dilutive Financing Price"), then, forthwith upon such issue or sale, the applicable Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation, upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale and (b) the total number of shares of Common Stock issuable in such issue or sale. For purposes hereof all shares of Common Stock issuable upon conversion of outstanding Options and Convertible Securities (both as defined below) (including all outstanding shares of Series X Preferred Stock and Series Y Preferred Stock and all outstanding warrants to purchase shares of capital stock of the Corporation) immediately prior to such issue or sale shall be deemed to be outstanding for the purposes of clauses
            (i)(a) and (ii)(a). The provisions of this subsection 3(d) may be waived in any instance, without a meeting, prospectively or retroactively, by the holders of the Series X Preferred Stock by obtaining the written consent of the holders of a majority of the then outstanding shares of Series X Preferred Stock.

                 Section 3(e) of the certificate of designation of Series X preferred stock would be amended to exclude from the anti-dilution adjustment mechanism applicable to the Series X preferred stock certain deemed dilutive issuances. As proposed to be amended, the full text of Section 3(e) of the certificate of designation of Series X preferred stock would read as follows:

            (e) Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of (A) the issuance, or deemed issuance, of shares of Common Stock to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation in connection with their service as directors of the Corporation or a subsidiary of the Corporation, their employment by the Corporation or a subsidiary of the Corporation or their retention as consultants by the Corporation or a subsidiary of the Corporation under the Corporation's Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, the Corporation's 1999 Employee Stock Purchase Plan or the Corporation's Amended and

            Restated 2001 Stock Option and Incentive Plan (the "Plans"), plus such additional number of shares issued or issuable to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation under any amendment of the Plans, or under other plans, adopted or assumed by the Corporation with the approval of the Board of Directors of the Corporation (including a majority of the Series X Directors (as defined in Section 4(b))), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor, (B) the issuance of shares of Common Stock upon exercise of the warrant to purchase 27,770 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners 1996, L.P., (C) the issuance of shares of Common Stock upon exercise of the warrant to purchase 55,544 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Communications partners, l.p., (D) the issuance of shares of Common Stock upon exercise of the warrant to purchase 12,950,000 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to affiliates of VantagePoint Venture Partners and Columbia Capital Partners in connection with the guaranty of the Corporation's obligations under that certain Revolving Credit and Term Loan Agreement dated as of December 13, 2002 by and between the Corporation and Fleet National Bank; (E) the issuance of shares of Common Stock upon exercise of the warrant to purchase an aggregate of 2,260,909 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners III (Q), L.P., (F) the issuance, or deemed issuance, of shares of Common Stock pursuant to a merger, consolidation or stock or asset acquisition approved by the Corporation's Board of Directors, including a majority of the Series X Directors; (G) the issuance of shares of Common Stock upon the conversion of the Series X Preferred Stock or Series Y Preferred Stock; and (H) the issuance, or deemed issuance, of securities of the Corporation for any purpose and in any amount as approved by the Corporation's Board of Directors, including a majority of the Series X Directors and the approval of the Series Y Director (as defined in the Amended and Restated Stockholders Agreement dated as of July 18, 2003 among the Corporation, holders of the Series X Preferred Stock, holders of the Series Y Preferred Stock and certain other signatories thereto); and
            (I) the issuance and sale of warrants to purchase shares of Common Stock pursuant to the Note and Warrant Purchase Agreement dated as of July 18, 2003 by and among the Corporation and the investors named therein and the issuance of shares of Common Stock upon the exercise of such warrants.

                 The first sentence of Section 6(a) of the certificate of designation of Series X preferred stock would be amended to extend the redemption date for the Series X preferred stock from January 1, 2005 until July 18, 2006. As proposed to be amended, the full text of the first sentence Section 6(a) of the certificate of designation of Series X preferred stock would read as follows:

             (a) Optional Redemption. At any time on or after July 18, 2006, the holders of at least a majority of the then outstanding shares of the Series X preferred stock may request that the Corporation redeem all (and not less than all) of the outstanding shares of Series X preferred stock pursuant to the terms of this Section 6 (the "Redemption Request").

                                                                      APPENDIX B
                                                                      ----------

        PROPOSED AMDENDMENTS TO THE TERMS OF THE SERIES Y PREFERRED STOCK

                 The following specified sections of the certificate of designation of the Series Y preferred stock, which constitutes a part of DSL.net's certificate of incorporation, are proposed to be amended. Language that is proposed to be inserted appears underlined in bold type face, and language that is proposed to be deleted appears with a line drawn through it.

                 The last sentence of Section 3(a)(i) of the certificate of designation of the Series Y preferred stock would be amended to provide that the conversion price applicable to the Series Y preferred stock from and after July 18, 2003 is $.4423, which is the conversion price that resulted from the initial issuance of warrants in the July 18, 2003 note and warrant purchase agreement. As proposed to be amended, the full text of the last sentence Section 3(a)(i) of the certificate of designation of Series Y preferred stock would read as follows:

            The initial Conversion Price per share for shares of Series Y Preferred Stock shall be $0.50; provided, however, that from and after July 18, 2003 the Conversion Price per share for shares of Series Y Preferred Stock shall be $.4423; and provided further, however, that the Conversion Price shall be subject to further adjustment as set forth in subsection 3(d), as amended.

                 Section 3(d) of the certificate of designation of Series Y preferred stock would be amended to replace the full ratchet anti-dilution adjustment mechanism applicable to the Series Y preferred stock with a weighted average anti-dilution mechanism. As proposed to be amended, the full text of
Section 3(d) of the certificate of designation of Series Y preferred stock would read as follows:

             (d) Adjustment of Price Upon Issuance of Common Stock. Except as
            provided in subsections 3(e) and 3(f), if and whenever the Corporation shall issue or sell, or is, in accordance with subsections 3(d)(i) through 3(d)(vii), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale (such number being appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) (the "Dilutive Financing Price"), then, forthwith upon such issue or sale, the applicable conversion price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price and (b) the consideration, if any, received by the Corporation, upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale and (b) the total number of shares of Common Stock issuable in such issue or sale. For purposes hereof all shares of Common Stock issuable upon conversion of outstanding Options and Convertible Securities (both as defined below) (including all outstanding shares of Series X Preferred Stock and Series Y Preferred Stock and all outstanding warrants to purchase shares of capital stock of the Corporation) immediately prior to such issue or sale shall be deemed to be outstanding for the purposes of clauses
            (i)(a) and (ii)(a). The provisions of this subsection 3(d) may be waived in any instance, without a meeting, prospectively or retroactively, by the holders of the Series Y Preferred Stock by obtaining the written consent of the holders of a majority of the then outstanding shares of Series Y Preferred Stock.

                 Section 3(e) of the certificate of designation of Series Y preferred stock would be amended to exclude from the anti-dilution adjustment mechanism applicable to the Series Y preferred stock certain deemed dilutive issuances. As proposed to be amended, the full text of Section 3(e) of the certificate of designation of Series Y preferred stock would read as follows:

             (e) Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Conversion Price in the case of (A) the issuance, or deemed issuance, of shares of Common Stock to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation in connection with their service as directors of the Corporation or a subsidiary of the Corporation, their employment by the Corporation or a subsidiary of the Corporation or their retention as consultants by the Corporation or a subsidiary of the Corporation under the Corporation's Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, the Corporation's 1999 Employee Stock Purchase Plan or the Corporation's Amended and Restated 2001 Stock Option and Incentive Plan (the "Plans"), plus such additional number of shares issued or issuable to directors, officers, employees or consultants of the Corporation or a subsidiary of the Corporation under any amendment of the Plans, or under other plans, adopted or assumed by the Corporation with the approval of the Board of Directors of the Corporation (including a majority of the Series X Directors (as defined in Section 4(b)), plus such number of shares of Common Stock which are repurchased by the Corporation from such persons pursuant to contractual rights held by the Corporation and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Corporation therefor, (B) the issuance of shares of Common Stock upon exercise of the warrant to purchase 27,770 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners 1996, L.P., (C) the issuance of shares of Common Stock upon exercise of the warrant to purchase 55,544 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Communications Partners, L.P., (D) the issuance of shares of Common Stock upon exercise of the warrant to purchase 12,950,000 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to affiliates of VantagePoint Venture Partners and Columbia Capital Partners in connection with the guaranty of the Corporation's obligations under that certain Revolving Credit and Term Loan Agreement dated as of December 13, 2002 by and between the Corporation and Fleet National Bank; (E) the issuance of shares of Common Stock upon exercise of the warrant to purchase an aggregate of 2,260,909 shares of Common Stock (appropriately adjusted to reflect the occurrence of any event described in subsection 3(f)) issued to VantagePoint Venture Partners III (Q), L.P., (F) the issuance, or deemed issuance, of shares of Common Stock pursuant to a merger, consolidation or stock or asset acquisition approved by the Corporation's Board of Directors, including a majority of the Series X Directors; (G) the issuance of shares of Common Stock upon the conversion of the Series X preferred stock or Series Y Preferred Stock; (H) the issuance, or deemed issuance, of securities of the Corporation for any purpose and in any amount as approved by the Corporation's Board of Directors, including a majority of the Series X Directors and the approval of the Series Y Director (as defined in the Amended and Restated Stockholders Agreement dated as of July 18, 2003 among the Corporation, holders of the Series X Preferred Stock, holders of the Series Y Preferred Stock and certain other signatories thereto); and (I) the issuance and sale of warrants to purchase shares of Common Stock pursuant to the Note and Warrant Purchase Agreement dated as of July 18, 2003 by and among the Corporation and the investors named therein and the issuance of shares of Common Stock upon the exercise of such warrants.

                 The first sentence of Section 6(a) of the certificate of designation of Series Y preferred stock would be amended to extend the redemption date for the Series Y preferred stock from January 1, 2005 until July 18, 2006. As proposed to be amended, the full text of the first sentence Section 6(a) of the certificate of designation of Series Y preferred stock would read as follows:

            (a) Optional Redemption. At any time on or after July 18, 2006, the holders of at least a majority of the then outstanding shares of the Series Y Preferred Stock may request that the Corporation redeem all (and not less than all) of the outstanding shares of Series Y Preferred Stock pursuant to the terms of this Section 6 (the "Series Y Redemption Request").

                                                                      APPENDIX C
                                                                      ----------

 PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED 2001 STOCK OPTION AND INCENTIVE
                                      PLAN

                 The following sections of DSL.net's Amended and Restated 2001 Stock Option and Incentive Plan are proposed to be amended:

                 The first sentence of Section 4 of the Amended and Restated 2001 Stock Option and Incentive Plan would be amended in its entirety to read as follows:

                 Subject to adjustment as provided in Sections 10 and 11 hereof, the stock to be offered under the Plan shall consist of shares of the Company's Common Stock, par value $.0005 per share, and the maximum number of shares of stock which will be reserved for issuance, and in respect of which Plan Benefits may be granted pursuant to the provisions of the Plan, shall not exceed in the aggregate 45,000,000 shares.

                 Section 6.1(d) of the Amended and Restated 2001 Stock Option and Incentive Plan would be amended in its entirety to read as follows:

                  (d) If the Company is subject to Section 162(m) of the Code, the maximum number of shares with respect to which Options or SARs may be granted to any employee, including any cancellations or repricings which may occur, shall be limited to 5,000,000 shares in any calendar year.

                                                                      APPENDIX D
                                                                      ----------

    PROPOSED FORM OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT
                               REVERSE STOCK SPLIT

                 If our board of directors exercises its discretionary authority to effect a reverse stock split of common stock within the range from one-for-two to one-for-twenty, the following paragraph would be inserted as the first paragraph of Article IV of DSL.net's certificate of incorporation:


                 Effective upon the filing of a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Effective Date"), each [___] shares of Common Stock, $.0005 par value per share (the "Old Common Stock"), then issued and outstanding or held in the treasury of the corporation at the close of business on the Effective Date shall automatically be combined into one (1) share of Common Stock, $.0005 par value per share (the "New Common Stock"), of the corporation without any further action by the holders of such shares of Old Common Stock (and any fractional shares resulting from such exchange will not be issued but will be paid out in cash equal to such fraction multiplied by the average of the high and low trading prices of the Common Stock on the Nasdaq SmallCap Market during regular trading hours for the five trading days immediately preceding the Effective Date). Each stock certificate representing shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled. The New Common Stock issued in this exchange shall have the same rights, preferences and privileges as the Common Stock (as defined below).

                                  DSL.NET, INC.
           COMMON STOCKHOLDER PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 14, 2003

                       SOLICITED BY THE BOARD OF DIRECTORS

                 The undersigned hereby appoints David Struwas and Stephen Zamansky, and each of them singly, proxies with full power of substitution to vote all shares of common stock of DSL.net, Inc. ("DSL.net") which the undersigned is entitled to vote at the annual meeting of Stockholders of DSL.net to be held on October 14, 2003, at 10:00 a.m., Eastern Time, at the Stamford Marriott Hotel, Two Stamford Forum, 243 Tresser Boulevard, Stamford Connecticut 06901 and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and proxy Statement dated September 24, 2003, a copy of which has been received by the undersigned.
                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

|X| Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 THROUGH 9, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 10.

1. To elect two members to the board of directors to serve for a three-year term as a Class III directors, each director to serve for such term until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal:

         NOMINEES:         David F. Struwas        [_] FOR   [_]   WITHHOLD
                           Roger Ehrenberg         [_] FOR   [_]   WITHHOLD

2. To approve the issuance of common stock purchase warrants to purchase up to 144,944,737 shares of DSL.net common stock as contemplated by the note and warrant purchase agreement dated as of July 18, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrants.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

3. To approve the issuance of a common stock purchase warrant to purchase up to 2,260,909 shares of DSL.net common stock to VantagePoint Venture Partners III (Q), L.P. in connection with a letter agreement dated as of March 5, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrant.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

4. To approve the grant of discretionary authority to our board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of DSL.net capital stock from 420,000,000 shares up to 820,000,000 shares.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

5. To approve an amendment to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock to:

         o replace to full ratchet anti-dilution adjustment mechanism applicable to the Series X preferred stock with a weighted average anti-dilution mechanism;

         o exclude from the anti-dilution adjustment mechanism applicable to the Series X preferred stock certain deemed dilutive issuances of common stock; and

         o extend the redemption date for the Series X preferred stock from January 1, 2005 to July 18, 2006.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

6. To approve an amendment to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series Y preferred stock to:

         o provide that the conversion price applicable to the Series Y preferred stock from and after July 18, 2003 is $.4423, which is the conversion price that resulted from the initial issuance of warrants pursuant to the July 18, 2003 note and warrant financing;

         o replace to full ratchet anti-dilution adjustment mechanism applicable to the Series Y preferred stock with a weighted average anti-dilution mechanism;

         o exclude from the anti-dilution adjustment mechanism applicable to the Series Y preferred stock certain deemed dilutive issuances of common stock; and

         o extend the redemption date for the Series Y preferred stock from January 1, 2005 to July 18, 2006.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

7. To approve an amendment to DSL.net's Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 25,000,000 shares to an aggregate of 45,000,000 shares and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 3,000,000 shares to 5,000,000 shares.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

8. To approve the grant of discretionary authority to our board of directors to amend DSL.net's certificate of incorporation to effect a reverse stock split of its common stock at a ratio within the range from one-for-two to one-for-twenty.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

9. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

10. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by an authorized person.

Name:______________________________________
             (Print)
By:________________________________________
         (Signature)
Title:_____________________________________
Date: ______________________________, 2003

___________________________________________
                  Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                  DSL.NET, INC.
     SERIES Y PREFERRED STOCKHOLDER PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 14, 2003

                       SOLICITED BY THE BOARD OF DIRECTORS

                 The undersigned hereby appoints David Struwas and Stephen Zamansky, and each of them singly, proxies with full power of substitution to vote all shares of Series Y preferred stock of DSL.net, Inc. ("DSL.net") which the undersigned is entitled to vote at the annual meeting of Stockholders of DSL.net to be held on October 14, 2003, at 10:00 a.m., Eastern Time, at the Stamford Marriott Hotel, Two Stamford Forum, 243 Tresser Boulevard, Stamford, Connecticut 06901 and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and proxy Statement dated September 24, 2003, a copy of which has been received by the undersigned.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

|X| Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 THROUGH 9, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 10.

1. To elect two members to the board of directors to serve for a three-year term as a Class III directors, each director to serve for such term until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal:

         NOMINEES:         David F. Struwas        [_] FOR   [_]   WITHHOLD
                           Roger Ehrenberg         [_] FOR   [_]   WITHHOLD

2. To approve the issuance of common stock purchase warrants to purchase up to 144,944,737 shares of DSL.net common stock as contemplated by the note and warrant purchase agreement dated as of July 18, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrants.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

3. To approve the issuance of a common stock purchase warrant to purchase up to 2,260,909 shares of DSL.net common stock to VantagePoint Venture Partners III (Q), L.P. in connection with a letter agreement dated as of March 5, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrant.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

4. To approve the grant of discretionary authority to our board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of DSL.net capital stock from 420,000,000 shares up to 820,000,000 shares.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

5. To approve an amendment to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock to:

         o replace to full ratchet anti-dilution adjustment mechanism applicable to the Series X preferred stock with a weighted average anti-dilution mechanism;

         o exclude from the anti-dilution adjustment mechanism applicable to the Series X preferred stock certain deemed dilutive issuances of common stock; and

         o extend the redemption date for the Series X preferred stock from January 1, 2005 to July 18, 2006.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

6. To approve an amendment to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series Y preferred stock to:

         o provide that the conversion price applicable to the Series Y preferred stock from and after July 18, 2003 is $.4423, which is the conversion price that resulted from the initial issuance of warrants pursuant to the July 18, 2003 note and warrant financing;

         o replace to full ratchet anti-dilution adjustment mechanism applicable to the Series Y preferred stock with a weighted average anti-dilution mechanism;

         o exclude from the anti-dilution adjustment mechanism applicable to the Series Y preferred stock certain deemed dilutive issuances of common stock; and

         o extend the redemption date for the Series Y preferred stock from January 1, 2005 to July 18, 2006.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

7. To approve an amendment to DSL.net's Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 25,000,000 shares to an aggregate of 45,000,000 shares and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 3,000,000 shares to 5,000,000 shares.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

8. To approve the grant of discretionary authority to our board of directors to amend DSL.net's certificate of incorporation to effect a reverse stock split of its common stock at a ratio within the range from one-for-two to one-for-twenty.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN


9. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

10. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by an authorized person.

Name:______________________________________
             (Print)
By:________________________________________
         (Signature)
Title:_____________________________________
Date: ______________________________, 2003

___________________________________________
                  Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                                  DSL.NET, INC.
     SERIES X PREFERRED STOCKHOLDER PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 14, 2003

                       SOLICITED BY THE BOARD OF DIRECTORS

                 The undersigned hereby appoints David Struwas and Stephen Zamansky, and each of them singly, proxies with full power of substitution to vote all shares of Series X preferred stock of DSL.net, Inc. ("DSL.net") which the undersigned is entitled to vote at the annual meeting of Stockholders of DSL.net to be held on October 14, 2003, at 10:00 a.m., Eastern Time, at the Stamford Marriott Hotel, Two Stamford Forum, 243 Tresser Boulevard, Stamford, Connecticut 06901 and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and proxy Statement dated September 24, 2003, a copy of which has been received by the undersigned.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

|X| Please mark votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 THROUGH 9, AND IN THE JUDGMENT OF THE PROXIES NAMED HEREIN WITH RESPECT TO ITEM 10.

1. To elect three members to the board of directors to serve for three-year terms as Class III Directors:

         NOMINEES:         James D. Marver         [_] FOR   [_]   WITHHOLD
                           David F. Struwas        [_] FOR   [_]   WITHHOLD
                           Michael L. Yagemann     [_] FOR   [_]   WITHHOLD
                           Roger Ehrenberg         [_] FOR   [_]   WITHHOLD

2. To approve the issuance of common stock purchase warrants to purchase up to 144,944,737 shares of DSL.net common stock as contemplated by the note and warrant purchase agreement dated as of July 18, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrants.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

3. To approve the issuance of a common stock purchase warrant to purchase up to 2,260,909 shares of DSL.net common stock to VantagePoint Venture Partners III (Q), L.P. in connection with a letter agreement dated as of March 5, 2003 and the shares of DSL.net common stock to be issued upon exercise of such common stock purchase warrant.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

4. To approve the grant of discretionary authority to our board of directors to amend paragraph A of Article IV of DSL.net's certificate of incorporation to increase the number of authorized shares of DSL.net common stock from 400,000,000 shares up to 800,000,000 shares and the total number of authorized shares of DSL.net capital stock from 420,000,000 shares up to 820,000,000 shares.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

5. To approve an amendment to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series X preferred stock to:

         o replace to full ratchet anti-dilution adjustment mechanism applicable to the Series X preferred stock with a weighted average anti-dilution mechanism;

         o exclude from the anti-dilution adjustment mechanism applicable to the Series X preferred stock certain deemed dilutive issuances of common stock; and

         o extend the redemption date for the Series X preferred stock from January 1, 2005 to July 18, 2006.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

6. To approve an amendment to DSL.net's certificate of incorporation to amend the terms of DSL.net's Series Y preferred stock to:

         o provide that the conversion price applicable to the Series Y preferred stock from and after July 18, 2003 is $.4423, which is the conversion price that resulted from the initial issuance of warrants pursuant to the July 18, 2003 note and warrant financing;

         o replace to full ratchet anti-dilution adjustment mechanism applicable to the Series Y preferred stock with a weighted average anti-dilution mechanism;

         o exclude from the anti-dilution adjustment mechanism applicable to the Series Y preferred stock certain deemed dilutive issuances of common stock; and

         o extend the redemption date for the Series Y preferred stock from January 1, 2005 to July 18, 2006.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

7. To approve an amendment to DSL.net's Amended and Restated 2001 Stock Option and Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 25,000,000 shares to an aggregate of 45,000,000 shares and to increase the maximum number of options or stock appreciation rights to purchase shares of common stock that may be issued to an employee in any calendar year from 3,000,000 shares to 5,000,000 shares.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

8. To approve the grant of discretionary authority to our board of directors to amend DSL.net's certificate of incorporation to effect a reverse stock split of its common stock at a ratio within the range from one-for-two to one-for-twenty.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

9. To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2003.

                                   [_]  FOR   [_]  AGAINST   [_]  ABSTAIN

10. To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by an authorized person.

Name:______________________________________
             (Print)
By:________________________________________
         (Signature)
Title:_____________________________________
Date: ______________________________, 2003

___________________________________________
                  Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE